SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

PIMCO FUNDS

PIMCO EQUITY SERIES

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PIMCO FUNDS

PIMCO EQUITY SERIES

650 Newport Center Drive

Newport Beach, California 92660

October 10, 2024

Dear Shareholder:

On behalf of the Board of Trustees of PIMCO Funds and PIMCO Equity Series (each a “Trust” and collectively, the “Trusts”), I am pleased to invite you to a special meeting of shareholders (the “Meeting”) of each series of the Trusts (each a “Fund,” and collectively, the “Funds”), to be held at the VEA Newport Beach, 900 Newport Center Drive, Newport Beach, California 92660 on December 6, 2024 at 9:00 a.m., Pacific time.

At the Meeting, shareholders of the Trusts will be asked to vote on the election of ten Trustees to the Board of Trustees of each Trust.

Your vote is important. After reviewing the proposal, the Board of Trustees unanimously recommends that you vote “FOR” the proposal. On behalf of the Board of Trustees, I ask you to review the proposal and vote. For more information about the proposal requiring your vote, please refer to the accompanying Proxy Statement.

No matter how many shares you own, your timely vote is important. If you are not able to attend the Meeting, then please complete, sign, date and mail the enclosed proxy card(s) promptly in order to avoid the expense of additional mailings. If you have any questions regarding the Proxy Statement, please call (833) 876-4410.

Thank you in advance for your participation in this important event.

Sincerely,

PETER G. STRELOW
Peter G. Strelow
Chairman of the Board

PIMCO FUNDS

PIMCO EQUITY SERIES

650 Newport Center Drive

Newport Beach, California 92660

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held December 6, 2024

Dear Shareholder:

Notice is hereby given that a special meeting of shareholders of each series of the Trusts (each a “Fund,” and collectively, the “Funds”), will be held at the VEA Newport Beach, 900 Newport Center Drive, Newport Beach, California 92660 on December 6, 2024 at 9:00 a.m., Pacific time, or as adjourned from time to time (the “Meeting”).

The purpose of the Meeting is to consider and act upon a proposal to elect ten Trustees to the Board of Trustees and to transact such other business as may properly come before the Meeting or any adjournments thereof.

After careful consideration, the Trustees of the Trusts unanimously approved the proposal and recommended that shareholders vote “FOR” the proposal.

The matters referenced above are discussed in detail in the Proxy Statement attached to this notice. The Board of Trustees has fixed the close of business on October 7, 2024 as the record date for determining shareholders entitled to notice of and to vote at the Meeting. Each share of each Fund is entitled to one vote with respect to the proposal, with fractional votes for fractional shares, if any.

Shareholders may attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is requested to complete, date and sign the enclosed proxy card, and return it in the envelope provided. You also have the opportunity to provide voting instructions via telephone or the internet. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be. If you wish to wait until the Meeting to vote your shares, you will need to request a paper ballot at the Meeting in order to do so.

If you have any questions regarding the enclosed proxy materials or need assistance in voting your shares, please contact Sodali Fund Services at (833) 876-4410, Monday through Friday from 10:00 a.m. to 11:00 p.m., Eastern time and Saturday 12:00 p.m. to 5:00 p.m. Eastern time.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on December 6, 2024. This Notice of Special Meeting of Shareholders, the Proxy Statement and the form of proxy cards are available on the Internet at https://proxyvotinginfo.com/p/OEF2024. On this website, you will be able to access the Notice of Special Meeting of Shareholders, the Proxy Statement, the form of proxy cards and any amendments or supplements to the foregoing material that are required to be furnished to shareholders.

By Order of the Board of Trustees

RYAN G. LESHAW
Ryan G. Leshaw, Secretary

October 10, 2024

PIMCO FUNDS

PIMCO EQUITY SERIES

650 Newport Center Drive

Newport Beach, California 92660

For proxy information call:

(833) 876-4410

For account information call:

(888) 877-4626 (PIMCO Funds and PIMCO Equity Series)

(888) 400-4383 (PIMCO Equity Series ETFs)

If a broker or other nominee holds your shares, you may contact the broker or nominee directly.

PROXY STATEMENT

Special Meeting of Shareholders

To be Held on December 6, 2024

This Proxy Statement is being furnished in connection with the solicitation of proxies on behalf of the Board of Trustees (the “Board of Trustees” or the “Board”) of PIMCO Funds, a Massachusetts business trust and PIMCO Equity Series, a Delaware statutory trust, each an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) (each a “Trust” and collectively, the “Trusts”) for use at a special meeting of shareholders of each series of the Trusts (each a “Fund,” and collectively, the “Funds”) (the “Meeting”). The Meeting is scheduled to be held at the VEA Newport Beach, 900 Newport Center Drive, Newport Beach, California 92660 on December 6, 2024 at 9:00 a.m., Pacific time, or as adjourned from time to time. This Proxy Statement, Notice of Special Meeting and proxy card are first being mailed to shareholders on or about October 18, 2024. Exhibit A contains a list of the Funds participating in the Meeting.

The purpose of the Meeting is to consider and act upon a proposal to elect ten Trustees to the Board of Trustees, each to hold office for the term indicated and until his or her successor shall have been elected and qualified (the “Proposal”) and to transact such other business as may properly come before the Meeting or any adjournments thereof.

The principal business address of Pacific Investment Management Company LLC (“PIMCO”), each Fund’s investment adviser and administrator, is

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650 Newport Center Drive, Newport Beach, California 92660. The principal business address of PIMCO Investments LLC, each Fund’s principal underwriter and distributor, is 1633 Broadway, New York, New York 10019.

All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked on the proxy card. Unless instructions to the contrary are marked on the proxy card, proxies submitted by holders of each Fund’s shares (“Shares”) will be voted “FOR” the Proposal. The persons named as proxy holders on the proxy card will vote in their discretion on any other matters that may properly come before the Meeting or any adjournments or postponements thereof. Any shareholder executing a proxy has the power to revoke it prior to its exercise by submission of a properly executed, subsequently dated proxy, by voting in person, or by written notice to the Secretary of the Trusts (addressed to the Secretary at the principal executive office of the Trusts, 650 Newport Center Drive, Newport Beach, California 92660). However, attendance at the Meeting, by itself, will not revoke a previously submitted proxy. Unless the proxy is revoked, the Shares represented thereby will be voted in accordance with specifications therein.

Only shareholders or their duly appointed proxy holders can attend the Meeting and any adjournment or postponement thereof. To gain admittance, if you are a shareholder of record, you must bring a form of personal identification to the Meeting, where your name will be verified against each Trust’s shareholder list. If a broker or other nominee holds your Shares and you plan to attend the Meeting, you should bring a recent brokerage statement showing your ownership of the Shares as of the record date, as well as a form of personal identification. If you are a beneficial owner and plan to vote at the Meeting, you should request a legal proxy from your broker or online when you complete your voting information card and bring a proxy card from your broker.

The record date for determining shareholders entitled to notice of, and to vote at, the Meeting and at any adjournment or postponement thereof has been fixed at the close of business on October 7, 2024 (the “Record Date”), and each shareholder of record at that time is entitled to cast one vote for each Share registered in his or her name. The total number of Shares outstanding as of September 30, 2024 for each Fund and for each class of each Fund is set forth in Exhibit B.

Please see Exhibit C for more information regarding the beneficial ownership of each Fund.

Certain funds, including certain of the Funds, for which PIMCO serves as investment adviser (the “PIMCO Funds of Funds”) invest a significant portion of

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their assets in other funds advised by PIMCO, including certain of the Funds (the “Underlying PIMCO Funds”). As of September 30, 2024, the PIMCO Funds of Funds together owned 25% or more of the outstanding shares of beneficial interest of PIMCO Emerging Local Currency and Bond Fund, PIMCO Emerging Markets Corporate Bond Fund, PIMCO Emerging Markets Currency and Short-Term Investments Fund, PIMCO Extended Duration Fund, PIMCO Long-Term Real Return Fund, PIMCO Long-Term U.S. Government Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS International Fund, PIMCO RAE Worldwide Long/Short PLUS Fund and PIMCO RealEstateRealReturn Strategy Fund and therefore may be presumed to “control” the Fund, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Please also see Exhibit C for more information regarding the PIMCO Funds of Funds ownership of Fund shares.

The PIMCO Funds of Funds and other accounts for which PIMCO has been granted voting authority will vote any shares of a Underlying PIMCO Fund held by the PIMCO Funds of Funds or such other accounts in proportion to the votes of all other shareholders in the applicable Underlying PIMCO Fund or if such Underlying PIMCO Fund has no other shareholders except PIMCO Funds of Funds (and/or other accounts for which PIMCO has been granted voting authority), the PIMCO Funds of Funds and other relevant accounts will vote such shares in proportion to the votes of the respective PIMCO Fund of Funds’ or other relevant accounts’ shareholders on the proposal (if another investing account does not have its own shareholders voting, it may instead vote share in proportion to the votes of other shareholders of the appliable Underlying PIMCO Fund).

Shareholders can find important information about the PIMCO Funds in the annual and semi-annual reports to shareholders dated March 31, 2024 and September 30, 2023, which previously has been furnished to shareholders. Shareholders can find important information about the PIMCO Equity Series in the annual financial and other information dated June 30, 2024 and semi-annual reports to shareholders dated December 31, 2023, which previously has been furnished to shareholders. Shareholders may request another copy of these reports by writing to each Trust at the above address, by calling the appropriate telephone number above or online at http://investments.pimco.com/prospectuses.

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PROPOSAL: ELECTION OF TEN TRUSTEES TO THE BOARD OF TRUSTEES

The purpose of this Proposal is to elect ten nominees to the Board of Trustees, three of whom do not currently serve as Trustees of the Trust. The nominees for election to the Board of Trustees are Peter G. Strelow, Kimberley G. Stafford, Michael J. Berchtold, Jennifer Holden Dunbar, Kym M. Hubbard, Gary F. Kennedy, Anne K. Kratky, Steven Lipiner, Peter B. McCarthy and Ronald C. Parker. Messrs. Berchtold, Kennedy, Lipiner, McCarthy and Parker as well as Mses. Dunbar, Hubbard and Kratky are not “interested persons” of each Trust, as that term is defined in Section 2(a)(19) of the 1940 Act (the “Independent Trustee Nominees”). Each of the Independent Trustee Nominees was recommended for nomination by the Governance and Nominating Committee, which is comprised solely of Trustees who are not “interested persons” of each Trust, as that term is defined in Section 2(a)(19) of the 1940 Act (the “Independent Trustees”). All of the nominees were then approved by the Governance and Nominating Committee of the Board of Trustees and by the Board of Trustees.

Each of the nominees has consented to serve, or to continue to serve in the case of Messrs. Strelow, Kennedy, McCarthy and Parker as well as Mses. Stafford, Dunbar and Hubbard as a Trustee. The Board of Trustees knows of no reason why any of the nominees will be unable to serve, but in the event any nominee is unable to serve or for good cause will not serve, the proxies received indicating a vote in favor of such nominee will be voted for a substitute nominee as the Board of Trustees may recommend. With respect to Ms. Kratky and Messrs. Berchtold and Lipiner, their service as a Trustee will be effective January 1, 2025 if duly elected.

At the Meeting, the nominees are to be elected, each to serve for a term of indefinite duration and until his or her successor is duly elected and qualified, or until his or her earlier resignation or removal (as provided in each Trust’s Declaration of Trust) or death. It is the intention of the persons named as proxies in the enclosed proxy to vote the Shares covered thereby for the election of the ten nominees named above, unless the proxy contains contrary instructions.

The Declaration of Trust for each Trust does not provide for the annual election of Trustees. However, in accordance with the 1940 Act, (i) the Trusts will hold a shareholders’ meeting for the election of Trustees at such time as less than a majority of Trustees holding office have been elected by shareholders; or (ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by shareholders, that vacancy may only be filled by a vote of the shareholders.

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Nominees and Trustees

Basic information concerning the nominees is set forth below. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, California 92660.

Name and Year of Birth*	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Trustee or Nominee for Trustee	Other Directorships Held by Trustee During the Past 5 Years
Interested Nominees[1]
Peter G. Strelow (1970)	Chairman of the Board and Trustee	05/2017 to present; Chairman of the Board 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	162	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

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Name and Year of Birth*	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Trustee or Nominee for Trustee	Other Directorships Held by Trustee During the Past 5 Years
Kimberley G. Stafford (1978)	Trustee	02/2021 to present	Managing Director, Global Head of Product Strategy, PIMCO; and Member of Executive Committee, PIMCO. Formerly, Head of Asia-Pacific, Global Head of Consultant Relations and Head of US Institutional and Alternatives Sales, PIMCO.	162	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

(1)	Ms. Stafford and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

Name and Year of Birth*	Position Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex** Overseen by Trustee or Nominee for Trustee	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustee Nominees
Michael J. Berchtold (1963)	N/A	N/A	Founder and Chief Executive Officer, Berchtold Capital Partners (business consulting) (2013-present)	162	Director, The New Home Company (2014-2021)

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Name and Year of Birth*	Position Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex** Overseen by Trustee or Nominee for Trustee	Other Directorships Held by Trustee During the Past 5 Years
Jennifer Holden Dunbar (1963)	Trustee	04/2015 to present	Formerly, Managing Director, Dunbar Partners, LLC (business consulting and investments) (2005-2021); and Partner, Leonard Green & Partners, L.P.	162	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks (2009-2022); Director, Big 5 Sporting Goods Corporation.

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Name and Year of Birth*	Position Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex** Overseen by Trustee or Nominee for Trustee	Other Directorships Held by Trustee During the Past 5 Years
Kym M. Hubbard (1957)	Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	162	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Director, State Auto Financial Corporation (2016-2022).

Gary F. Kennedy (1955)	Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (2003-2014).	162	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

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Name and Year of Birth*	Position Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex** Overseen by Trustee or Nominee for Trustee	Other Directorships Held by Trustee During the Past 5 Years
Anne K. Kratky (1961)	N/A	N/A	Formerly, Deputy Chief Risk Officer, GE Capital; Chief Credit Officer, GE Capital.	162	Trustee of PIMCO Flexible Real Estate Income Fund; Director of PIMCO Capital Solutions BDC Corp.

Steven Lipiner (1960)	N/A	N/A	Formerly, Chief Operating Officer of State Street Global Advisers (2022-2023); Chief Financial Officer of State Street Global Advisers (2015-2022)	162	None

Peter B. McCarthy (1950)	Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	162	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

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Name and Year of Birth*	Position Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex** Overseen by Trustee or Nominee for Trustee	Other Directorships Held by Trustee During the Past 5 Years
Ronald C. Parker (1951)	Lead Independent Trustee	07/2009 to present; Lead Independent Trustee 02/2017 to present	Chairman and Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation	162	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

(†)	Trustees serve for a term of indefinite duration and until their successors are duly elected and qualified.
(*)	The information for the individuals listed is as of September 30, 2024.
(**)

The term “Fund Complex” as used herein includes each series of the Trusts and each series of PIMCO Equity Series VIT, PIMCO Variable Insurance Trust and PIMCO ETF Trust. The nominees have also been nominated to the Board of Trustees of PIMCO Equity Series VIT, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

Qualifications of Nominees

Each nominee was nominated to join the Board based on a variety of factors, none of which, by itself, was a controlling factor. The Board has concluded that, based on each nominee’s experience, qualifications, attributes and skills, on an individual basis and in combination with those of other nominees, each nominee is qualified to serve as a Trustee of the Trusts. Among the attributes common to all the nominees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, PIMCO, counsel, the independent registered

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public accounting firm and other service providers, and to exercise effective business judgment in the performance of their duties as Trustees. A nominee’s ability to perform his or her duties effectively may have been attained through the nominee’s business and/or public service positions, and through experience from service as a Trustee of the Trusts, public companies, non-profit entities or other organizations. Each nominee’s ability to perform his or her duties effectively also has been enhanced by his or her educational background or professional training, and/or other life experiences.

The following is a summary of qualifications, experiences and skills of each nominee (in addition to the principal occupation(s) during the past five years noted in the table above) that support the conclusion that each individual is qualified to serve as a Trustee:

Mr. Strelow’s position as a Managing Director and Co-Chief Operating Officer of PIMCO, his former positions as Chief Administrative Officer of PIMCO and as President of the Trusts, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds, give him valuable experience with the day-to-day management of the Trust as well as other funds within the fund complex, enabling him to provide essential management input to the Board.

Ms. Stafford’s position as a Managing Director of PIMCO and as a Member of its Executive Committee give her valuable experience with the day-to-day management of the operation of the Trust as well as other funds within the fund complex, enabling her to provide essential management input to the Board.

Mr. Berchtold has financial experience as the Founder and Chief Executive Officer of Berchtold Capital Partners, a strategic and business consulting firm. He also served in various senior leadership roles in corporate finance and investment banking at a global financial services firm. Additionally, Mr. Berchtold has gained relevant experience from his service on the board of directors of a public company.

Ms. Dunbar has financial experience investing and managing private equity fund assets. Additionally, Ms. Dunbar has previously served on the boards of directors of a variety of public and private companies. She currently serves on the boards of directors of one public company. She also has gained relevant experience as a Trustee of PIMCO Variable Insurance Trust and PIMCO ETF Trust since 2015, and as a Trustee of PIMCO Equity Series and PIMCO Equity Series VIT since 2016.

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Ms. Hubbard has prior financial, operations and management experience as the Global Head of Investments, Chief Investment Officer and Treasurer of a large accounting firm. Additionally, Ms. Hubbard has valuable experience from her service on the board of trustees of PIMCO Variable Insurance Trust and PIMCO ETF Trust since 2017, and as a Trustee of PIMCO Equity Series and PIMCO Equity Series VIT since 2019.

Mr. Kennedy served as general counsel, senior vice president and chief compliance officer for a large airline company. He also has experience in management of the airline company’s corporate real estate and legal departments. Mr. Kennedy has also gained relevant experience as a Trustee of PIMCO Variable Insurance Trust and PIMCO ETF Trust since 2015, and as a Trustee of PIMCO Equity Series and PIMCO Equity Series VIT since 2019.

Ms. Kratky has financial experience as the Deputy Chief Risk Officer and Chief Credit Officer of a financial services company. She also has valuable experience from her service on the board of trustees of the PIMCO Flexible Real Estate Income Fund and board of directors of PIMCO Capital Solutions BDC Corp. since June 2022.

Mr. Lipiner has prior financial, operations and management experience as the Chief Operating Officer and Chief Financial Officer of a large asset management company. He also served in various CFO roles at several global financial services companies. Additionally, Mr. Lipiner has valuable experience from his service on the board of directors of two asset management companies.

Mr. McCarthy has experience in the areas of financial reporting and accounting, including prior experience as Assistant Secretary and Chief Financial Officer of the United States Department of the Treasury. He also served as Deputy Managing Director of the Institute of International Finance, a global trade association of financial institutions. Mr. McCarthy also has significant prior experience in corporate banking. Additionally, Mr. McCarthy has gained valuable experience as a Trustee of PIMCO Variable Insurance Trust and PIMCO ETF Trust since 2015 and as a Trustee of PIMCO Equity Series and PIMCO Equity Series VIT since 2011.

Mr. Parker has prior financial, operations and management experience as the President and Chief Executive Officer of a privately held company. He also has investment experience as the Chairman of a family foundation. He also has valuable experience as a Trustee of PIMCO Variable Insurance Trust and PIMCO ETF Trust since 2009, and as a Trustee of PIMCO Equity Series and PIMCO Equity Series VIT since 2016.

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Trustee and Nominee Ownership of Fund Shares

The following table sets forth information describing the dollar range of Shares beneficially owned by each nominee and the aggregate dollar range of shares beneficially owned by them in the same fund family overseen by the nominee as of September 30, 2024.

	Dollar Range of Equity Securities in the Funds		Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Family of Investment Companies
	Name of Fund	Dollar Range
Interested Nominees
Peter G. Strelow	PIMCO StocksPLUS® Fund	Over $100,000	Over $100,000
	PIMCO All Asset Fund	Over $100,000
	PIMCO Income Fund	Over $100,000
Kimberley G. Stafford	PIMCO REALPATH® Blend 2045 Fund	$10,001 - $50,000	Over $100,000
	PIMCO TRENDS Managed Futures Strategy Fund	$50,001 - $100,000
	PIMCO Short Asset Investment Fund	$1 - $10,000
	PIMCO StocksPLUS® Fund	$10,001 - $50,000
	PIMCO Low Duration Income Fund	Over $100,000
	PIMCO Income Fund	Over $100,000

Independent Trustee Nominees
Michael J. Berchtold	PIMCO Income Fund	Over $100,000	Over $100,000
	PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	Over $100,000
	PIMCO Real Return Fund	Over $100,000
	PIMCO Total Return Fund	Over $100,000
	PIMCO RAFI Dynamic Multi-Factor International Equity ETF	Over $100,000

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	Dollar Range of Equity Securities in the Funds		Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Family of Investment Companies
	Name of Fund	Dollar Range
Jennifer Holden Dunbar	PIMCO Income Fund	Over $100,000	Over $100,000
	PIMCO Total Return Fund	$50,000 - $100,000
	PIMCO Real Return Fund	Over $100,000
	PIMCO All Asset Fund	$50,001 - $100,000
	PIMCO Short-Term Fund	$10,001 - $50,000
	PIMCO StocksPLUS® Fund	$50,001 - $100,000
	PIMCO Diversified Income Fund	$10,001 - $50,000
	PIMCO StocksPLUS® Long Duration Fund	$10,001 - $50,000
	PIMCO Dynamic Bond Fund	$1 - $10,000
	PIMCO Low Duration Credit Fund	$10,001 - $50,000
	PIMCO Credit Opportunities Bond Fund	$1 - $10,000
	PIMCO Short Asset Investment Fund	$10,001 - $50,000
	PIMCO Mortgage Opportunities and Bond Fund	$10,001 - $50,000
	PIMCO TRENDS Managed Futures Strategy Fund	$10,001 - $50,000
	PIMCO Government Money Market Fund	$1 - $10,000
	PIMCO Climate Bond Fund	$10,001 - $50,000
	PIMCO RAFI Dynamic Multi-Factor International Equity ETF	$1 - $10,000

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	Dollar Range of Equity Securities in the Funds		Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Family of Investment Companies
	Name of Fund	Dollar Range
	PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	$50,001 - $100,000
Kym M. Hubbard	PIMCO StocksPLUS® Fund	$10,001 - $50,000	Over $100,000
	PIMCO Income Fund	$10,001 - $50,000
	PIMCO Total Return Fund	Over $100,000
Gary F. Kennedy	PIMCO All Asset Fund	Over $100,000	Over $100,000
	PIMCO Income Fund	Over $100,000
	PIMCO Total Return Fund	Over $100,000
	PIMCO StocksPLUS® Fund	Over $100,000
Anne Kratky	None	None	None
Steven Lipiner	PIMCO Low Duration Income Fund	Over $100,000	Over $100,000
	PIMCO Income Fund	Over $100,000
Peter B. McCarthy	PIMCO Government Money Market Fund	Over $100,000	Over $100,000
	PIMCO Municipal Bond Fund	$10,001 - $50,000
	PIMCO Low Duration Income Fund	$50,001 - $100,000
	PIMCO Preferred and Capital Securities Fund	$10,001 - $50,000
	PIMCO REALPATH® Blend 2030 Fund	Over $100,000
Ronald C. Parker	PIMCO Investment Grade Credit Bond Fund	Over $100,000	Over $100,000
	PIMCO Income Fund	Over $100,000
	PIMCO All Asset Fund	Over $100,000
	PIMCO Government Money Market Fund	Over $100,000

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As of September 30, 2024, the Trustees and Officers of the Trust, as a group, owned less than 1% of the outstanding shares of each class of the Funds.

During the period April 1, 2023 through September 30, 2024, no transactions were entered into by Trustees and nominees as Trustee of the Trusts involving more than 1% of outstanding securities of any class of PIMCO or any of its affiliates.

Compensation Table

The following table sets forth information regarding compensation received by the Trustees from the Trusts for the fiscal years ended March 31, 2024 and June 30, 2024 and the aggregate compensation paid by the Fund Complex for the fiscal years ended March 31, 2024 and June 30, 2024:

	PIMCO FUNDS				PIMCO EQUITY SERIES
	March 31, 2024				June 30, 2024
	Aggregate Compensation from the Trust[1]	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex Paid to Trustees[2]	Aggregate Compensation from the Trust[1]	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex Paid to Trustees[2]
Interested Trustees[3]
Peter G. Strelow	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Kimberley G. Stafford	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Independent Trustees
Jennifer Holden Dunbar	$269,828	N/A	N/A	$448,250	$63,243	N/A	N/A	$454,100
Kym M. Hubbard	$269,995	N/A	N/A	$448,250	$63,310	N/A	N/A	$454,100
Gary F. Kennedy	$269,995	N/A	N/A	$448,250	$63,310	N/A	N/A	$454,100
Peter B. McCarthy	$287,583	N/A	N/A	$473,250	$65,960	N/A	N/A	$480,350
Ronald C. Parker	$282,583	N/A	N/A	$468,250	$65,960	N/A	N/A	$474,100

(1)	Reflects compensation from the Trusts during the Trusts’ fiscal years ending March 31, 2024 and June 30, 2024.

For their services to PIMCO Funds, each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $185,100, plus $13,820 for each Board of Trustees meeting attended in person, $600 for each committee meeting attended and $1,500 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In

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addition, the Audit Committee chair receives an additional annual retainer of $25,100 and each other committee chair receives an additional annual retainer of $12,500. The Lead Independent Trustee receives an annual retainer of $25,100.

For their services to PIMCO Equity Series, each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $38,600, plus $2,880 for each Board of Trustees meeting attended in person, $600 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the Audit Committee chair receives an additional annual retainer of $5,200 and each other committee chair receives an additional annual retainer of $2,600. The Lead Independent Trustee receives an annual retainer of $5,200.

(2)

During the one-year period ending March 31, 2024 and June 30, 2024, each Trustee also served as a Trustee of PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT, each a registered open-end management investment company.

For their services to PIMCO Variable Insurance Trust, each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $34,700, plus $2,580 for each Board of Trustees meeting attended in person, $600 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the Audit Committee chair receives an additional annual retainer of $4,700, and each other committee chair receives an additional annual retainer of $2,400. The Lead Independent Trustee receives an annual retainer of $4,700.

For their services to PIMCO ETF Trust, each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $34,700, plus $2,580 for each Board of Trustees meeting attended in person, $600 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the Audit Committee chair receives an additional annual retainer of $4,700 and each other committee chair receives an additional annual retainer of $2,400. The Lead Independent Trustee receives an annual retainer of $4,700.

For their services to PIMCO Equity Series VIT, each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $1,900, plus $140 for each Board of Trustees meeting attended in person, $600 for each committee meeting attended and $375 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the Audit Committee chair receives an additional

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annual retainer of $300, and each other committee chair receives an additional annual retainer of $100. The Lead Independent Trustee receives an annual retainer of $300.

(3)	Mr. Strelow and Ms. Stafford are interested persons and are compensated by PIMCO, not by the Trust or the Fund Complex.

Shareholder Communications with the Board of Trustees

The Board of Trustees has adopted procedures by which Shareholders may send communications to the Board. Shareholders may mail written communications to the Board to the attention of the Board, PIMCO Funds or PIMCO Equity Series c/o Fund Administration, 650 Newport Center Drive, Newport Beach, California 92660. When writing to the Board, shareholders should identify themselves, the Fund or Funds they are writing about, the firm through which they purchased the Fund or Funds, the share class they own (if applicable), and the number of Shares held by the shareholder.

The Trust’s Secretary shall either (i) provide a copy of each properly submitted shareholder communication to the Board at its next regularly scheduled Board meeting or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Trustees promptly after receipt. The Secretary may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to the Trust or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in a Fund or is otherwise routine or ministerial in nature.

These procedures shall not apply to any communication from an officer or Trustee of a Fund or any communication from an employee or agent of the Fund, unless such communication is made solely in such employee’s or agent’s capacity as a shareholder, but shall apply to any shareholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “1934 Act”), or any communication made in connection with such a proposal.

The Board of Trustees has designated management’s representative on the Board, if any, or any officer of the relevant Fund, as the full Board’s representative to attend meetings of the Fund’s shareholders and to otherwise make himself or herself available to shareholders for communications.

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Leadership Structure and Risk Oversight Function

The Board is currently composed of eight Trustees, six of whom are not “interested persons” of the Trust (as that term is defined by Section 2(a)(19) of the 1940 Act) (“Independent Trustees”). The Trustees meet regularly and periodically throughout the year to discuss and consider matters concerning the Trust and to oversee the Trust’s activities, including its investment performance, compliance program and risks associated with its activities. During the fiscal year ended March 31, 2024, there were four regular meetings of the Board. During the fiscal year ended June 30, 2024, there were four regular meetings of the Board.

Peter G. Strelow, a Managing Director and Co-Chief Operating Officer of PIMCO, and therefore an “interested person” of the Trust, serves as Chairman of the Board. The Board has established four standing committees to facilitate the Trustees’ oversight of the management of the Trust: an Audit Committee, a Valuation Oversight Committee, an Investment Performance Committee and a Governance and Nominating Committee. The scope of each Committee’s responsibilities is discussed in greater detail below. Ronald C. Parker is the Lead Independent Trustee of the Trust. The Lead Independent Trustee’s duties and responsibilities include serving as chair of, and leading and facilitating discussions at, executive sessions of the Independent Trustees and acting as chair at Board or Committee meetings in the absence of the Chairman of the Board or other currently-appointed chair; coordinating with the Independent Trustees and the Trust’s management to discuss recommendations for Board meeting agendas; reviewing, and providing input to the Trust’s management as appropriate regarding, whether agenda objectives are being met; and acting generally as spokesperson for the Independent Trustees on external matters, provided that if another Independent Trustee is deemed to be more qualified or better able to address a particular matter, such other Independent Trustee shall serve as spokesperson in connection with such matter. In addition, the Chairs of the Audit Committee, Investment Performance Committee, Governance and Nominating Committee and the Valuation Oversight Committee, each of whom is an Independent Trustee, act as liaisons between the Independent Trustees and the Trust’s management between Board meetings and, with management, are involved in the preparation of agendas for Board and Committee meetings, as applicable.

The Board believes that, as Chairman, Mr. Strelow provides skilled executive leadership to the Trust. Further, the Board believes that an interested Chairman performs an essential liaison function between the Trust and PIMCO, its investment adviser and administrator. The Board believes that its governance structure allows all of the Independent Trustees to participate in the full range of the Board’s oversight responsibilities. The Board reviews its structure regularly as part of its annual self-evaluation. The Board has determined that its leadership structure is appropriate in light of the characteristics and circumstances of the

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Trust because it allocates areas of responsibility among the Committees and the Board in a manner that enhances effective oversight. The Board considered, among other things, the role of PIMCO in the day-to-day management of the Trust’s affairs; the extent to which the work of the Board is conducted through the Committees; the number of portfolios that comprise the Trust and other trusts in the fund complex overseen by members of the Board; the variety of asset classes those portfolios include; the net assets of each Fund, the Trust and the fund complex; and the management, distribution and other service arrangements of each Fund, the Trust and the fund complex.

In its oversight role, the Board has adopted, and periodically reviews, policies and procedures designed to address risks associated with the Trust’s activities. In addition, PIMCO and the Trust’s other service providers have adopted policies, processes and procedures to identify, assess and manage risks associated with the Trust’s activities. The Trust’s senior officers, including, but not limited to, the Chief Compliance Officer (“CCO”) and Treasurer, PIMCO portfolio management personnel and other senior personnel of PIMCO, the Trust’s independent registered public accounting firm (the “independent auditors”) and personnel from the Trust’s third-party service providers make periodic reports to the Board and its Committees with respect to a variety of matters, including matters relating to risk management.

Standing Committees of the Trust

The Trust has a standing Audit Committee that consists of all of the Independent Trustees (Mses. Dunbar and Hubbard and Messrs. Kennedy, McCarthy (Chair) and Parker). The Audit Committee’s responsibilities include, but are not limited to, (i) assisting the Board’s oversight of the integrity of the Trust’s financial statements, the Trust’s compliance with legal and regulatory requirements, the qualifications and independence of the Trust’s independent auditors, and the performance of such firm; (ii) overseeing the Trust’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (iii) overseeing the quality and objectivity of the Trust’s financial statements and the independent audit thereof; and (iv) acting as liaison between the Trust’s independent auditors and the full Board. The Audit Committee also reviews both the audit and non-audit work of the Trust’s independent auditors, submits a recommendation to the Board of Trustees as to the selection of an independent auditor, and reviews generally the maintenance of the Trust’s records and the safekeeping arrangement of the Trust’s custodian. During the fiscal year ended March 31, 2024, there were four meetings of the Audit Committee. During the fiscal year ended June 30, 2024, there were five meetings of the Audit Committee.

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The Board of Trustees has formed a Valuation Oversight Committee who has been delegated responsibility by the Board for overseeing determination of the fair value of each Fund’s portfolio securities and other assets on behalf of the Board in accordance with the Fund’s valuation procedures. The Valuation Oversight Committee reviews and approves procedures for the fair valuation of each Fund’s portfolio securities and periodically reviews information from PIMCO regarding fair value determinations made pursuant to Board-approved procedures, and makes related recommendations to the full Board and assists the full Board in resolving particular fair valuation and other valuation matters. In certain circumstances as specified in the Trust’s valuation policies, the Valuation Oversight Committee may also determine the fair value of portfolio holdings after consideration of all relevant factors, which determinations shall be reported to the full Board of Trustees. The Valuation Oversight Committee consists of Mses. Dunbar, Hubbard (Chair) and Stafford and Messrs. Kennedy, McCarthy, Parker and Strelow. During the fiscal year ended March 31, 2024, there were four meetings of the Valuation Oversight Committee. During the fiscal year ended June 30, 2024, there were four meetings of the Valuation Oversight Committee.

The Trusts have also formed an Investment Performance Committee, which meets periodically to review and assess the investment performance of each Fund. The Investment Performance Committee meets with and receives periodic reports from representatives of the investment adviser or investment manager regarding each Fund’s investment objective, strategies, performance and outlook. The Investment Performance Committee consists of Mses. Dunbar (Chair), Hubbard and Stafford and Messrs. Kennedy, McCarthy, Parker, and Strelow. During the fiscal year ended March 31, 2024, there were three meetings of the Investment Performance Committee. During the fiscal year ended June 30, 2024, there were three meetings of the Investment Performance Committee.

The Trusts also have a Governance and Nominating Committee, which is responsible, among other things, for the promotion of sound governance practices and for the selection and nomination of candidates to serve as Trustees of the Trust. Only Independent Trustees may serve as members of the Governance and Nominating Committee, and the Governance and Nominating Committee currently consists of Messrs. Kennedy (Chair), McCarthy and Parker and Mses. Dunbar and Hubbard.

The Governance and Nominating Committee has a policy in place for considering trustee candidates recommended by shareholders. The Governance and Nominating Committee may consider potential trustee candidates recommended by shareholders provided that the proposed candidates: (i) satisfy any minimum qualifications of the Trust for its Trustees and (ii) are not

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“interested persons” of the Trust or the investment adviser within the meaning of the 1940 Act. The Governance and Nominating Committee will not consider submissions in which the Nominating Shareholder is the trustee candidate.

Any shareholder (a “Nominating Shareholder”) submitting a proposed trustee candidate must continuously own as of record, or beneficially through a financial intermediary, shares of the Trusts having a net asset value of not less than $25,000 during the two-year period prior to submitting the proposed trustee candidate. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination. In addition, such securities must continue to be held through the date of the special meeting of shareholders to elect trustees.

All trustee candidate submissions by Nominating Shareholders must be received by each Fund by the deadline for submission of any shareholder proposals which would be included in each Fund’s proxy statement for the next special meeting of shareholders of each Fund.

Nominating Shareholders must substantiate compliance with these requirements at the time of submitting their proposed trustee nominee to the attention of the Trusts’ Secretary. Notice to the Trusts’ Secretary should be provided in accordance with the deadline specified above and include, (i) the Nominating Shareholder’s contact information; (ii) the number of Fund shares which are owned of record and beneficially by the Nominating Shareholder and the length of time which such shares have been so owned by the Nominating Shareholder; (iii) a description of all arrangements and understandings between the Nominating Shareholder and any other person or persons (naming such person or persons) pursuant to which the submission is being made and a description of the relationship, if any, between the Nominating Shareholder and the trustee candidate; (iv) the trustee candidate’s contact information, age, date of birth and the number of Fund shares owned by the trustee candidate; (v) all information regarding the trustee candidate’s qualifications for service on the Board of Trustees as well as any information regarding the trustee candidate that would be required to be disclosed in solicitations of proxies for elections of trustees required by Regulation 14A of the Securities Exchange Act of 1934, as amended (the “1934 Act”), had the trustee candidate been nominated by the Board; (vi) whether the Nominating Shareholder believes the trustee candidate would or would not be an “interested person” of each Fund, as defined in the 1940 Act and a description of the basis for such belief; and (vii) a notarized letter executed by the trustee candidate, stating his or her intention to serve as a nominee and be named in each Fund’s proxy statement, if nominated by the Board of Trustees, and to be named as a trustee if so elected.

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During the fiscal year ended March 31, 2024, there were two meetings of the Governance and Nominating Committee. During the fiscal year ended June 30, 2024, there were two meetings of the Governance and Nominating Committee.

The Governance and Nominating Committee charter is attached as Exhibit D.

Trustee Retirement Policy

The Board has in place a retirement policy for all Trustees who are not “interested persons” of the Trusts, as that term is defined in Section 2(a)(19) of the 1940 Act, that seeks to balance the benefits of the experience and institutional memory of existing Trustees against the need for fresh perspectives, and to enhance the overall effectiveness of the Board. No Independent Trustee shall continue service as a Trustee beyond the first Board meeting occurring after his or her 76th birthday, provided that this policy may be waived or modified from time to time at the discretion of the Governance and Nominating Committee. The continued appropriateness of the retirement policy is reviewed from time to time by the Governance and Nominating Committee.

VOTING AND OTHER INFORMATION

Quorum and Voting Requirements

For PIMCO Funds, the holders of a majority of outstanding shares of the Trust present in person or by proxy shall constitute a quorum at the Meeting. For purposes of determining the presence of a quorum at the Meeting, abstentions and broker non-votes will be treated as Shares that are present. Broker non-votes are proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote Shares on the proposal with respect to which the brokers or nominees do not have discretionary power.

For PIMCO Equity Series, the holders of one-third of the outstanding shares of the Trust entitled to vote shall constitute a quorum at a shareholders’ meeting. When a quorum is present at any meeting, a majority of the outstanding shares voted shall decide any questions, except that Trustees shall be elected by the affirmative vote of a plurality of the votes cast at such meeting. For purposes of determining the presence of a quorum at the Meeting, abstentions and broker non-votes will be treated as Shares that are present. Broker non-votes are proxies from brokers or nominees indicating that such persons have not received

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instructions from the beneficial owner or other persons entitled to vote Shares on the proposal with respect to which the brokers or nominees do not have discretionary power.

Approval of the Proposal requires the affirmative vote of a plurality of the Shares of each Trust voted in person or by proxy at the Meeting. With respect to the Proposal, votes to ABSTAIN and broker non-votes will have no effect.

PIMCO is sensitive to the health and travel concerns of the Funds’ shareholders and the evolving recommendations from public health officials. Due to the difficulties arising from a public health situation (such as the coronavirus known as COVID-19) or any other permissible reason, the date, time, location or means of conducting the Meeting may change. In the event of such a change, the Funds will issue a press release announcing the change and file the announcement on the SEC’s EDGAR system, among other steps, but may not deliver additional soliciting materials to shareholders or otherwise amend the Funds’ proxy materials. The Funds may consider imposing additional procedures or limitations on Meeting attendees or conducting the Meeting as a “virtual” shareholder meeting through the internet or other electronic means in lieu of an in-person meeting, subject to any restrictions imposed by applicable law. If the Meeting will be held virtually in whole or in part, a Fund will notify its shareholders of such plans in a timely manner and disclose clear directions as to the logistical details of the “virtual” meeting, including how shareholders can remotely access, participate in and vote at such meeting. The Funds plan to announce these changes, if any, at PIMCO.com/literature, and encourage you to check this website prior to the Meeting if you plan to attend. Please note that any shareholder wishing to attend the Meeting in-person is required to comply with any health regulations adopted by federal, state and local governments and/or by PIMCO.

Adjournment

Any meeting of shareholders, whether or not a quorum is present, may be adjourned from time to time by the vote of a majority of the Shares represented at the meeting, either in person or by proxy. Notwithstanding the above, broker non-votes will be excluded from the denominator of the calculation of the number of votes required to approve any proposal to adjourn a meeting. Any adjourned session of a meeting of shareholders may be held within a reasonable time without further notice. In the event of such a proposed adjournment, the persons named as proxies will vote those proxies which they are entitled to vote “FOR” the proposal in favor of such an adjournment and will vote those proxies required to be voted “AGAINST” the proposal against any such adjournment. A shareholder vote may be taken prior to any adjournment of the Meeting on any

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proposal for which there is sufficient votes for approval, even though the Meeting is adjourned as to other proposals.

The Board of Trustees, including the Independent Trustees, recommends that shareholders vote “FOR” the Proposal. Unmarked proxies will be so voted.

ADDITIONAL INFORMATION

Expenses and Methods of Proxy Solicitation

The expense of preparation, printing and mailing of the enclosed proxy card and accompanying Notice of Special Meeting and Proxy Statement will be borne by PIMCO under the terms of the Trusts’ Supervision and Administration Agreements and the Investment Management Agreement for the series of PIMCO Equity Series that operate as exchange-traded funds, including the costs of retaining Sodali Fund Services, which are estimated to be approximately $11,610,538. PIMCO will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of Shares.

Shareholders may sign and mail the proxy card received with the Proxy Statement or attend the Meeting in person. Any proxy given by a shareholder is revocable. A shareholder may revoke the accompanying proxy at any time prior to its use by submitting a properly executed, subsequently dated proxy, giving written notice to the Secretary of the Trusts at 650 Newport Center Drive, Newport Beach, California 92660, or by attending the Meeting and voting in person. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.

The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy on or about October 18, 2024. In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone or personal interview. Such solicitation may be conducted by, among others, officers and regular employees of PIMCO.

With respect to votes recorded by telephone or through the internet, the Trusts will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their Shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or through the internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

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Officers of the Trusts

The name, address, position and principal occupations during the past five years of the principal executive officers of the Trusts are listed in Exhibit E.

Independent Registered Public Accounting Firm

Information related to the Funds’ Independent Registered Public Accounting Firm is set out in Exhibit F.

Shareholder Proposals

The Trusts do not hold regular shareholders’ meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting should send their written proposals to the Secretary of the Trusts at the address set forth on the cover of this Proxy Statement.

Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholders’ meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

OTHER MATTERS

The proxy holders have no present intention of bringing before the Meeting for action any matters other than the Proposal referred to above, nor has the management of the Trusts any such intention. Neither the proxy holders nor the management of the Trusts is aware of any matters which may be presented by others. If any other business properly comes before the Meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

Request for Multiple Copies of Shareholder Documents

To reduce expenses, it is intended that only one copy of the Funds’ annual report, Proxy Statement and Notice of Special Meeting will be mailed to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents and your Shares are held in a Fund account, call the Trusts at 1.888.87.PIMCO or 1.888. 400.4ETF (for the series of PIMCO Equity Series that operate as exchange-traded funds). You will receive the additional copy within 30 days after receipt of your request by the Trust. You may also call

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the Trusts if you are currently receiving individual copies of these documents but wish to receive a single copy in the future. Alternatively, if your Shares are held through a financial institution, please contact the financial institution.

Notice to Banks, Broker-Dealers and Voting Trustees and Their Nominees

Please advise the Trusts, in care of PIMCO Investments LLC, 1633 Broadway, New York, New York 10019, whether other persons are beneficial owners of Shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement you wish to receive in order to supply copies to the beneficial owners of the respective Shares.

By Order of the Board of Trustees

Ryan G. Leshaw, Secretary

October 10, 2024

Please complete, date and sign the enclosed proxy and return it promptly in the enclosed reply envelope. NO POSTAGE IS REQUIRED if mailed in the United States.

Copies of the PIMCO Funds Annual Report for the fiscal year ended March 31, 2024 and PIMCO Funds Semi-Annual Report for the fiscal period ended September 30, 2023 are available without charge upon request by writing the Trust at 650 Newport Center Drive, Newport Beach, California 92660, telephoning it at (888) 877-4626 or visiting http://investments.pimco.com/prospectuses.

Copies of the PIMCO Equity Series Annual Financial and Other Information for the fiscal year ended June 30, 2024 and PIMCO Equity Series Semi-Annual Report for the fiscal period ended December 31, 2023 are available without charge upon request by writing the Trust at 650 Newport Center Drive, Newport Beach, California 92660, telephoning it at (888) 877-4626 or (888) 400-4383 (for the series of PIMCO Equity Series that operate as exchange-traded funds) or visiting http://investments.pimco.com/prospectuses.

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EXHIBIT A

FUNDS PARTICIPATING IN THE MEETING ON DECEMBER 6, 2024

PIMCO FUNDS*

PIMCO All Asset Fund

PIMCO All Asset All Authority Fund

PIMCO California Intermediate Municipal Bond Fund

PIMCO California Municipal Bond Fund

PIMCO California Municipal Intermediate Value Fund

PIMCO California Municipal Opportunistic Value Fund

PIMCO California Short Duration Municipal Income Fund

PIMCO CommoditiesPLUS® Strategy Fund

PIMCO CommodityRealReturn Strategy Fund®

PIMCO Climate Bond Fund

PIMCO Credit Opportunities Bond Fund

PIMCO Diversified Income Fund

PIMCO Dynamic Bond Fund

PIMCO Emerging Markets Local Currency and Bond Fund

PIMCO Emerging Markets Bond Fund

PIMCO Emerging Markets Corporate Bond Fund

PIMCO Emerging Markets Currency and Short-Term Investments Fund

PIMCO Emerging Markets Full Spectrum Bond Fund

PIMCO ESG Income Fund

PIMCO Extended Duration Fund

PIMCO Global Advantage® Strategy Bond Fund

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)

PIMCO Global Core Asset Allocation Fund

PIMCO GNMA and Government Securities Fund

PIMCO Government Money Market Fund

PIMCO High Yield Fund

PIMCO High Yield Municipal Bond Fund

PIMCO High Yield Spectrum Fund

PIMCO Income Fund

PIMCO Inflation Response Multi-Asset Fund

PIMCO International Bond Fund (Unhedged)

PIMCO International Bond Fund (U.S. Dollar-Hedged)

PIMCO Investment Grade Credit Bond Fund

PIMCO Long Duration Total Return Fund

PIMCO Long-Term Credit Bond Fund

PIMCO Long-Term Real Return Fund

PIMCO Long-Term U.S. Government Fund

PIMCO Low Duration Credit Fund

PIMCO Low Duration ESG Fund

PIMCO Low Duration Fund

PIMCO Low Duration Fund II

PIMCO Low Duration Income Fund

PIMCO Low Duration Opportunities Fund

PIMCO Moderate Duration Fund

PIMCO Mortgage Opportunities and Bond Fund

PIMCO Municipal Bond Fund

PIMCO National Intermediate Municipal Bond Fund

PIMCO National Municipal Intermediate Value Fund

PIMCO National Municipal Opportunistic Value Fund

PIMCO New York Municipal Bond Fund

PIMCO Preferred and Capital Securities Fund

PIMCO RAE Fundamental Advantage PLUS Fund

PIMCO RAE PLUS EMG Fund

PIMCO RAE PLUS Fund

PIMCO RAE PLUS International Fund

PIMCO RAE PLUS Small Fund

PIMCO RAE Worldwide Long/Short PLUS Fund

PIMCO Real Return Fund

PIMCO RealEstateRealReturn Strategy Fund

PIMCO Short Asset Investment Fund

PIMCO Short Duration Municipal Income Fund

PIMCO Short-Term Fund

PIMCO StocksPLUS® Fund

PIMCO StocksPLUS® Absolute Return Fund

PIMCO StocksPLUS® International Fund (Unhedged)

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)

PIMCO StocksPLUS® Long Duration Fund

PIMCO StocksPLUS® Short Fund

PIMCO StocksPLUS® Small Fund

PIMCO Total Return ESG Fund

PIMCO Total Return Fund

PIMCO Total Return Fund II

PIMCO Total Return Fund IV

PIMCO Total Return V

PIMCO TRENDS Managed Futures Strategy Fund

*	Certain series of the PIMCO Funds, the Private Account Portfolio Series, will participate in the Meeting pursuant to a separate proxy statement.

PIMCO EQUITY SERIES

PIMCO Dividend and Income Fund

PIMCO RAE Emerging Markets Fund

PIMCO RAE Global ex-US Fund

PIMCO RAE International Fund

PIMCO RAE US Fund

PIMCO RAE US Small Fund

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF

PIMCO RAFI Dynamic Multi-Factor International Equity ETF

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF

PIMCO RAFI ESG U.S. ETF

PIMCO REALPATH® Blend Income Fund

PIMCO REALPATH® Blend 2025 Fund

PIMCO REALPATH® Blend 2030 Fund

PIMCO REALPATH® Blend 2035 Fund

PIMCO REALPATH® Blend 2040 Fund

PIMCO REALPATH® Blend 2045 Fund

PIMCO REALPATH® Blend 2050 Fund

PIMCO REALPATH® Blend 2055 Fund

PIMCO REALPATH® Blend 2060 Fund

PIMCO REALPATH® Blend 2065 Fund

EXHIBIT B

As of the September 30, 2024, the total number of Shares outstanding for each Fund and for each class of each Fund is set forth in the table below:

PIMCO FUNDS

FUND NAME	CLASS	SHARES OUTSTANDING	TOTAL SHARES OUTSTANDING FOR THE FUND
PIMCO All Asset Fund	A	49,696,493.80	1,087,181,233.26
	Administrative	5,048,074.57
	C	2,458,842.43
	I-2	33,725,812.66
	I-3	2,830,528.10
	Institutional	990,379,778.29
	R	3,041,703.41

PIMCO All Asset All Authority Fund	A	34,019,859.46	173,327,162.91
	C	1,598,200.57
	I-2	17,984,379.67
	I-3	189,674.22
	Institutional	119,535,048.99

PIMCO California Intermediate Municipal Bond Fund	A	4,604,500.30	19,596,410.95
	C	268,991.53
	I-2	2,534,337.85
	Institutional	12,188,581.27

PIMCO California Municipal Intermediate Value Fund	Institutional	2,651,305.21	2,651,305.21

PIMCO California Municipal Opportunistic Value Fund	Institutional	27,628,857.52	27,628,857.52

PIMCO California Short Duration Municipal Income Fund	A	2,113,031.06	13,244,699.27
	I-2	2,099,367.84
	Institutional	9,032,300.37

FUND NAME	CLASS	SHARES OUTSTANDING	TOTAL SHARES OUTSTANDING FOR THE FUND
PIMCO California Municipal Bond Fund	A	10,270,744.87	26,598,105.34
	C	276,390.74
	I-2	5,740,674.88
	Institutional	10,310,294.85

PIMCO Climate Bond Fund	A	190,991.68	2,579,915.81
	C	8,368.84
	I-2	12,394.16
	I-3	107,095.69
	Institutional	2,261,065.44

PIMCO CommoditiesPLUS® Strategy Fund	A	19,498,162.61	664,209,411.15
	C	2,228,426.59
	I-2	326,227,851.74
	I-3	3,265,101.81
	Institutional	312,989,868.40

PIMCO CommodityRealReturn Strategy Fund®	A	19,484,989.69	274,978,481.55
	Administrative	8,450,540.55
	C	2,864,564.33
	I-2	76,540,151.62
	I-3	4,593,065.63
	Institutional	160,435,560.48
	R	2,609,609.25

PIMCO Credit Opportunities Bond Fund	A	2,322,607.49	40,559,459.23
	C	299,143.80
	I-2	14,817,618.40
	Institutional	23,120,089.54

PIMCO Diversified Income Fund	A	17,291,828.22	303,206,749.38
	Administrative	1,662,753.34
	C	2,548,721.23
	I-2	13,084,000.43
	I-3	2,702,702.75
	Institutional	265,916,743.41

FUND NAME	CLASS	SHARES OUTSTANDING	TOTAL SHARES OUTSTANDING FOR THE FUND
PIMCO Dynamic Bond Fund	A	14,799,759.94	255,384,186.87
	C	826,318.12
	I-2	18,832,251.53
	I-3	1,156,397.99
	Institutional	219,244,756.72
	R	524,702.57

PIMCO Emerging Markets Full Spectrum Bond Fund	Institutional	35,180,954.22	35,180,954.22

PIMCO Emerging Markets Bond Fund	A	16,580,031.30	176,993,997.31
	C	584,256.69
	I-3	2,122,490.84
	I-2	39,892,630.22
	Institutional	117,814,588.26

PIMCO Emerging Markets Corporate Bond Fund	Institutional	8,973,086.34	8,973,086.34

PIMCO Emerging Markets Currency and Short-Term Investments Fund	I-2	929,364.07	69,420,849.17
	Institutional	67,525,010.10
	A	966,475.00

PIMCO Emerging Markets Local Currency and Bond Fund	A	5,942,377.46	226,300,789.35
	C	572,219.28
	I-2	24,591,853.89
	I-3	4,005,791.41
	Institutional	191,188,547.31

PIMCO ESG Income Fund	A	235,694.35	29,694,952.40
	C	24,718.68
	I-2	2,809,757.12
	I-3	725,512.60
	Institutional	25,899,269.65

PIMCO Extended Duration Fund	I-2	1,932,822.13	38,824,768.11
	Institutional	36,891,945.98

FUND NAME	CLASS	SHARES OUTSTANDING	TOTAL SHARES OUTSTANDING FOR THE FUND
PIMCO Global Advantage® Strategy Bond Fund	A	1,886,969.34	26,185,446.86
	Institutional	24,298,477.52

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	Institutional	110,150,208.43	124,984,283.42
	A	7,404,763.09
	C	386,744.55
	I-2	7,042,567.35

PIMCO Global Core Asset Allocation Fund	Institutional	11,496,488.64	20,288,895.99
	A	6,663,739.09
	C	192,597.95
	I-2	1,936,070.32

PIMCO GNMA and Government Securities Fund	A	19,629,696.50	154,859,156.62
	C	1,099,163.58
	I-2	54,293,667.61
	I-3	9,002,488.36
	Institutional	70,834,140.57

PIMCO Government Money Market Fund	A	2,021,530,133.93	3,878,430,973.7
	Administrative	61,381,565.86
	C	56,187,236.18
	I-2	15,240,964.10
	Institutional	1,084,616,339.95
	M	639,474,733.68

PIMCO High Yield Fund	A	56,641,854.65	1,024,709,443.94
	Administrative	33,603,532.50
	C	1,616,008.49
	I-2	38,593,256.29
	I-3	1,194,071.60
	Institutional	888,502,154.65
	R	4,558,565.76

FUND NAME	CLASS	SHARES OUTSTANDING	TOTAL SHARES OUTSTANDING FOR THE FUND
PIMCO High Yield Municipal Bond Fund	A	140,684,422.36	593,947,100.63
	C	6,956,952.59
	I-2	172,456,835.96
	I-3	7,808,344.14
	Institutional	266,040,545.58
PIMCO High Yield Spectrum Fund	A	4,814,111.75	39,320,128.45
	C	542,497.75
	I-2	2,907,426.95
	I-3	67,016.05
	Institutional	30,989,075.95

PIMCO Income Fund	A	1,329,848,815.65	15,557,141,721.36
	Administrative	26,030,644.27
	C	355,835,456.67
	I-2	4,190,326,287.69
	I-3	260,577,357.32
	Institutional	9,348,146,520.48
	R	46,376,639.28

PIMCO Inflation Response Multi-Asset Fund	A	3,280,054.62	209,496,496.38
	I-2	6,542,832.96
	I-3	1,583,739.71
	Institutional	198,089,869.09

PIMCO International Bond Fund (Unhedged)	A	12,451,860.82	98,830,480.37
	Administrative	1,288,586.54
	C	310,359.05
	I-2	19,346,341.16
	I-3	5,717,485.68
	Institutional	59,715,847.12

FUND NAME	CLASS	SHARES OUTSTANDING	TOTAL SHARES OUTSTANDING FOR THE FUND
PIMCO International Bond Fund (U.S. Dollar Hedged)	A	59,492,669.52	1,540,265,790.34
	Administrative	5,537,268.20
	C	1,865,160.97
	I-2	398,926,729.84
	I-3	21,087,696.95
	Institutional	1,047,943,653.84
	R	5,412,611.02

PIMCO Investment Grade Credit Bond Fund	Administrative	2,348,019.49	1,388,716,085.13
	Institutional	649,420,138.02
	A	80,918,260.14
	C	8,079,978.44
	I-2	635,517,951.17
	I-3	12,431,737.87

PIMCO Long Duration Total Return Fund	A	4,099,416.04	357,992,379.99
	C	1,362,234.59
	I-2	18,986,217.72
	Institutional	333,544,511.64

PIMCO Long-Term Credit Bond Fund	I-2	25,091,566.03	380,958,001.56
	Institutional	355,866,435.53

PIMCO Long-Term Real Return Fund	I-2	514,598.21	32,789,374.1
	Institutional	32,274,775.89
PIMCO Long-Term U.S. Government Fund	A	3,126,311.05	68,809,680.68
	C	1,923,646.70
	I-2	11,630,540.10
	Institutional	52,129,182.83

FUND NAME	CLASS	SHARES OUTSTANDING	TOTAL SHARES OUTSTANDING FOR THE FUND
PIMCO Low Duration Fund	A	58,963,975.25	622,863,305.70
	Administrative	2,335,156.00
	C	2,330,534.77
	C-2	124,477.13
	Institutional	480,985,252.07
	I-2	64,638,262.37
	I-3	5,180,979.78
	R	8,304,668.34

PIMCO Low Duration Credit Fund	A	4,520,702.22	17,211,621.27
	C	475,721.75
	I-2	799,589.39
	Institutional	11,415,607.91

PIMCO Low Duration ESG Fund	I-2	7,587,449.31	34,660,008.46
	Institutional	27,072,559.15

PIMCO Low Duration II Fund	Administrative	1,059,042.54	31,909,944.14
	Institutional	30,850,901.60

PIMCO Low Duration Income Fund	A	238,819,851.80	1,335,842,475.02
	C	24,136,948.87
	C-2	1,503,705.36
	I-2	585,494,906.99
	I-3	14,698,635.11
	Institutional	471,188,426.89

PIMCO Low Duration Opportunities Fund	A	1,135,645.43	8,516,804.37
	C	115,754.34
	I-2	4,724,897.42
	Institutional	2,540,507.18

PIMCO Moderate Duration Fund	I-2	498,272.44	165,535,400.67
	Institutional	165,037,128.23

FUND NAME	CLASS	SHARES OUTSTANDING	TOTAL SHARES OUTSTANDING FOR THE FUND
PIMCO Mortgage Opportunities and Bond Fund	A	28,538,443.32	1,145,713,471.32
	C	4,352,715.79
	I-2	296,704,488.80
	I-3	8,582,383.00
	Institutional	807,535,440.41

PIMCO Municipal Bond Fund	A	77,529,868.87	332,620,238.42
	C	3,214,355.03
	I-2	114,084,239.08
	I-3	2,014,590.77
	Institutional	135,777,184.67

PIMCO National Municipal Intermediate Value Fund	Institutional	10,342,432.46	10,342,432.46

PIMCO National Municipal Opportunistic Value Fund	Institutional	31,085,934.01	31,085,934.01

PIMCO National Intermediate Municipal Bond Fund	A	9,578,652.22	75,072,092.18
	C	462,649.38
	I-2	12,063,592.35
	Institutional	52,967,198.23

PIMCO New York Municipal Bond Fund	A	33,489,979.41	71,460,979.37
	C	1,035,907.55
	I-2	12,326,844.43
	I-3	115,295.80
	Institutional	24,492,952.18

PIMCO Preferred and Capital Securities Fund	A	12,931,489.31	103,523,968.63
	C	1,342,660.49
	I-2	14,679,666.76
	I-3	4,664,120.32
	Institutional	69,906,031.75

PIMCO RAE Fundamental Advantage PLUS Fund	A	1,336,366.17	62,584,622.79
	Institutional	61,248,256.62

FUND NAME	CLASS	SHARES OUTSTANDING	TOTAL SHARES OUTSTANDING FOR THE FUND
PIMCO RAE PLUS Emerging Markets Fund	A	1,459,414.35	28,670,516.07
	C	129,602.16
	I-2	732,761.98
	Institutional	26,348,737.58

PIMCO RAE PLUS Fund	A	25,899,659.95	61,121,202.78
	C	2,300,198.10
	I-2	12,231,288.81
	I-3	210,812.75
	Institutional	20,479,243.17

PIMCO RAE PLUS International Fund	A	549,107.47	18,747,812.79
	I-2	84,676.68
	Institutional	18,114,028.64

PIMCO RAE PLUS Small Fund	A	1,209,595.24	11,810,474.69
	C	276,549.11
	I-2	1,887,552.30
	Institutional	8,436,778.04

PIMCO RAE Worldwide Long/Short PLUS Fund	A	2,680,983.70	63,307,634.70
	C	147,597.73
	I-2	390,251.10
	Institutional	60,088,802.17

PIMCO Real Return Fund	A	103,600,469.62	759,284,801.81
	Administrative	33,226,030.16
	C	4,281,672.41
	I-2	63,067,506.66
	I-3	1,825,424.24
	Institutional	536,198,449.05
	R	17,085,249.67

PIMCO RealEstateRealReturn Strategy Fund	A	4,640,536.10	20,948,061.66
	C	296,194.55
	I-2	841,613.24
	I-3	54,962.53
	Institutional	15,114,755.24

FUND NAME	CLASS	SHARES OUTSTANDING	TOTAL SHARES OUTSTANDING FOR THE FUND
PIMCO Short Asset Investment Fund	A	10,100,629.88	247,357,024.02
	Administrative	51,429.28
	I-2	15,519,943.98
	I-3	1,518,314.40
	Institutional	220,165,606.18
	M	1,100.30

PIMCO Short Duration Municipal Income Fund	A	12,058,011.83	46,655,302.81
	C	335,868.63
	C-2	18,791.30
	I-2	11,688,013.57
	I-3	1,308,344.45
	Institutional	21,246,273.03

PIMCO Short-Term Fund	A	74,468,572.07	1,015,308,624.52
	Administrative	1,660,003.80
	C	5,391,206.75
	I-2	215,324,724.70
	I-3	7,994,014.81
	Institutional	698,891,946.12
	R	11,578,156.27

PIMCO StocksPLUS® Absolute Return Fund	A	44,639,507.71	151,184,986.83
	C	7,308,053.52
	I-2	25,490,661.85
	I-3	1,185,222.90
	Institutional	72,561,540.85

PIMCO StocksPLUS® Fund	A	36,000,328.44	204,636,607.16
	C	5,057,574.46
	I-2	8,541,246.08
	I-3	3,133,593.39
	Institutional	146,803,296.18
	R	5,100,568.61

FUND NAME	CLASS	SHARES OUTSTANDING	TOTAL SHARES OUTSTANDING FOR THE FUND
PIMCO StocksPLUS® International Fund (Unhedged)	A	2,875,490.18	16,125,959.86
	C	108,884.63
	I-2	2,765,365.23
	I-3	1,427,871.04
	Institutional	8,948,348.78

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	A	49,504,218.48
	C	5,991,433.60	350,057,092.78
	I-2	115,685,601.03
	I-3	5,429,140.98
	Institutional	173,446,698.68

PIMCO StocksPLUS® Long Duration Fund	Institutional	39,590,499.55	39,590,499.55

PIMCO StocksPLUS® Short Fund	A	2,503,799.47	16,663,585.48
	C	535,760.76
	I-2	9,122,684.44
	I-3	274,657.93
	Institutional	4,226,682.88

PIMCO StocksPLUS® Small Fund	A	30,855,560.64	122,111,309.58
	C	4,071,773.45
	I-2	12,427,650.49
	I-3	616,264.71
	Institutional	74,140,060.29

PIMCO Total Return ESG Fund	Administrative	2,184,832.33	214,513,049.46
	A	1,867,480.17
	C	76,738.51
	I-2	31,813,654.97
	I-3	880,962.53
	Institutional	177,689,385.95

FUND NAME	CLASS	SHARES OUTSTANDING	TOTAL SHARES OUTSTANDING FOR THE FUND
PIMCO Total Return Fund	A	505,467,166.59	5,687,105,069.53
	Administrative	79,816,324.69
	C	13,989,419.32
	I-2	576,007,173.79
	I-3	19,288,775.11
	Institutional	4,447,933,424.27
	R	44,602,785.76

PIMCO Total Return II Fund	I-2	742,344.20	63,600,489.59
	Institutional	62,858,145.39

PIMCO Total Return IV Fund	A	1,208,337.91	31,483,926.74
	Institutional	30,275,588.83

PIMCO Total Return V Fund	Institutional	20,936,048.60	20,936,048.60

PIMCO Trends Managed Futures Strategy Fund	A	3,917,777.03	257,774,859.91
	C	6,019.22
	I-2	28,915,494.08
	I-3	3,626,858.69
	Institutional	221,308,710.89

PIMCO EQUITY SERIES

Fund Name	Class	Shares Outstanding	Total Shares Outstanding for the Fund
PIMCO Dividend and Income Fund	Institutional	1,213,184.76	13,960,458.05
	I-2	1,460,172.77
	A	10,504,804.27
	C	782,296.25

PIMCO RAE Emerging Markets Fund	Institutional	159,854,141.08	180,901,230.6
	I-2	18,294,361.31
	A	2,752,728.21

Fund Name	Class	Shares Outstanding	Total Shares Outstanding for the Fund
PIMCO RAE Global ex-US Fund	Institutional	9,477,268.18	11,229,807.41
	A	1,747,631.02
	I-2	4,908.21

PIMCO RAE International Fund	Institutional	62,644,566.74	64,274,135.68
	I-2	956,439.86
	A	673,129.08

PIMCO RAE U.S. Fund	Institutional	97,124,568.41	101,632,831.85
	I-2	2,518,897.22
	A	1,989,366.22

PIMCO RAE U.S. Small Fund	Institutional	94,901,838.49	134,885,234.73
	I-2	22,441,961.77
	A	17,541,434.47

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	N/A	5,120,000	5,120,000

PIMCO RAFI Dynamic Multi-Factor International Equity ETF	N/A	8,800,000	8,800,000

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	N/A	3,320,000	3,320,000

PIMCO RAFI ESG U.S. ETF	N/A	1,650,000	1,650,000

PIMCO REALPATH Blend 2025 Fund	Institutional	36,615,485.45	37,113,395.13
	A	497,909.68

PIMCO REALPATH Blend 2030 Fund	Institutional	46,173,598.41	46,831,558.14
	A	657,959.73

PIMCO REALPATH Blend 2035 Fund	Institutional	45,264,281.50	45,906,053.5
	A	641,772.00

Fund Name	Class	Shares Outstanding	Total Shares Outstanding for the Fund
PIMCO REALPATH Blend 2040 Fund	Institutional	37,371,734.36	38,024,856.21
	A	653,121.85

PIMCO REALPATH Blend 2045 Fund	Institutional	33,949,434.08	34,406,801.14
	A	457,367.06

PIMCO REALPATH Blend 2050 Fund	Institutional	29,624,312.41	30,307,599.36
	A	683,286.95

PIMCO REALPATH Blend 2055 Fund	Institutional	24,840,781.10	25,328,081.21
	A	487,300.11

PIMCO REALPATH Blend 2060 Fund	Institutional	12,798,232.87	12,869,662.98
	A	71,430.11

PIMCO REALPATH Blend 2065 Fund	Institutional	1,610,074.87	1,627,119.39
	A	17,044.52

PIMCO REALPATH Blend Income Fund	Institutional	26,201,872.66	27,771,344.6
	A	1,569,471.94

EXHIBIT C

As of September 30, 2024, the following persons owned of record or beneficially 5% or more of a Fund:

PIMCO FUNDS

FUND NAME	REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES
PIMCO All Asset All Authority Fund	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	9,256,993.32	5.34%

PIMCO All Asset All Authority Fund	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	68,989,165.23	39.8%*

PIMCO All Asset All Authority Fund	MAC & CO A/C 933955 ATTN MUTUAL FUND OPS 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15219-2502	9,675,841.03	5.58%

FUND NAME	REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES
PIMCO All Asset All Authority Fund	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	11,497,026.38	6.63%

PIMCO All Asset Fund	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	68,835,665.79	6.33%

PIMCO All Asset Fund	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	241,968,117.82	22.26%

FUND NAME	REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES
PIMCO All Asset Fund	CAPINCO C/O US BANK NA PO BOX 1787 MILWAUKEE WI 53201-1787	69,369,174.68	6.38%

PIMCO All Asset Fund	THE NORTHERN TRUST COMPANY AS TTEE FBO WALMART DEFINED CONTRIBUTION PLAN DV PO BOX 92994 CHICAGO IL 60680-2994	87,801,344.21	8.08%

PIMCO California Intermediate Municipal Bond Fund	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	2,411,871.50	12.31%

PIMCO California Intermediate Municipal Bond Fund	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	2,383,096.72	12.16%

FUND NAME	REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES
PIMCO California Intermediate Municipal Bond Fund	MARIL & CO FBO 82 C/O RELIANCE TRUST COMPANY WI MAILCODE: BD1N - ATTN: MF 4900 W BROWN DEER RD MILWAUKEE WI 53223-2422	6,521,439.78	33.28%*

PIMCO California Intermediate Municipal Bond Fund	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	1,268,560.36	6.47%

PIMCO California Intermediate Municipal Bond Fund	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	1,252,857.11	6.39%

PIMCO California Municipal Bond Fund	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	2,288,957.18	8.61%

FUND NAME	REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES
PIMCO California Municipal Bond Fund	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	4,352,046.60	16.36%

PIMCO California Municipal Bond Fund	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	2,626,557.54	9.87%

PIMCO California Municipal Bond Fund	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	2,370,148.19	8.91%

PIMCO California Municipal Bond Fund	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	5,605,800.30	21.08%

FUND NAME	REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES
PIMCO California Municipal Bond Fund	CHARLES SCHWAB & CO SPECIAL CUSTODY ACCOUNT OF THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	5,605,800.30	21.08%

PIMCO California Municipal Bond Fund	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	3,517,973.46	13.23%

PIMCO California Municipal Intermediate Value Fund	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	339,860.14	12.82%

PIMCO California Municipal Intermediate Value Fund	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	2,249,927.66	84.86%*

FUND NAME	REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES
PIMCO California Municipal Opportunistic Value Fund	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	2,283,561.86	8.27%

PIMCO California Municipal Opportunistic Value Fund	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	24,713,513.50	89.45%*

PIMCO California Short Duration Municipal Income Fund	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	6,060,877.50	45.76%*

FUND NAME	REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES
PIMCO California Short Duration Municipal Income Fund	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	748,546.07	5.65%

PIMCO California Short Duration Municipal Income Fund	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	1,243,327.16	9.39%

PIMCO California Short Duration Municipal Income Fund	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	1,351,859.34	10.21%

FUND NAME	REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES
PIMCO Climate Bond Fund	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	626,041.41	24.27%

PIMCO Climate Bond Fund	J. P. MORGAN SECURITIES LLC FOR THE EXCL. BENE. OF OUR CUST. 4 CHASE METROTECH CTR BROOKLYN NY 11245-0003	215,213.58	8.34%

PIMCO Climate Bond Fund	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	616,675.87	23.9%

PIMCO Climate Bond Fund	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	274,093.32	10.62%

FUND NAME	REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES
PIMCO Climate Bond Fund	ALLIANZ FUND INVESTMENTS INC 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	290,874.58	11.27%

PIMCO Climate Bond Fund	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	266,767.11	10.34%

PIMCO CommoditiesPLUS® Strategy Fund	J. P. MORGAN SECURITIES LLC FOR THE EXCL. BENE. OF OUR CUST. 4 CHASE METROTECH CTR BROOKLYN NY 11245-0003	40,342,395.65	6.07%

PIMCO CommoditiesPLUS® Strategy Fund	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	296,665,532.34	44.66%*

PIMCO CommoditiesPLUS® Strategy Fund	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	184,221,872.71	27.74%*

FUND NAME	REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES
PIMCO CommodityRealReturn Strategy Fund®	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	22,963,547.66	8.35%

PIMCO CommodityRealReturn Strategy Fund®	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	32,778,009.46	11.92%

PIMCO CommodityRealReturn Strategy Fund®	WELLS FARGO BANK NA FBO OMNIBUS ACCT CASH/CASH PO BOX 1533 MINNEAPOLIS MN 55480-1533	20,683,781.36	7.52%

FUND NAME	REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES
PIMCO CommodityRealReturn Strategy Fund®	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	36,520,426.46	13.28%

PIMCO CommodityRealReturn Strategy Fund®	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	52,772,347.08	19.19%

PIMCO Credit Opportunities Bond Fund	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	5,228,882.42	12.89%

FUND NAME	REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES
PIMCO Credit Opportunities Bond Fund	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	2,614,247.98	6.45%

PIMCO Credit Opportunities Bond Fund	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	8,475,481.04	20.9%

PIMCO Credit Opportunities Bond Fund	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	10,069,671.20	24.83%

PIMCO Credit Opportunities Bond Fund	WELLS FARGO BANK NA FBO OMNIBUS CASH CASH XXXX0 PO BOX 1533 MINNEAPOLIS MN 55480-1533	3,589,423.49	8.85%

FUND NAME	REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES
PIMCO Credit Opportunities Bond Fund	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	2,928,932.86	7.22%

PIMCO Diversified Income Fund	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	16,930,315.14	5.58%

PIMCO Diversified Income Fund	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	89,020,568.82	29.36%*

PIMCO Diversified Income Fund	MAC & CO A/C 823367 ATTN MUTUAL FUND OPS PO BOX 3198 PITTSBURGH PA 15230-3198	18,732,544.39	6.18%

FUND NAME	REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES
PIMCO Dynamic Bond Fund	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	33,514,403.70	13.12%

PIMCO Dynamic Bond Fund	J. P. MORGAN SECURITIES LLC FOR THE EXCL. BENE. OF OUR CUST. 4 CHASE METROTECH CTR BROOKLYN NY 11245-0003	41,049,042.50	16.07%

PIMCO Dynamic Bond Fund	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	68,502,264.08	26.82%*

PIMCO Emerging Markets Bond Fund	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	12,398,417.63	7.00%

FUND NAME	REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES
PIMCO Emerging Markets Bond Fund	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	22,468,332.17	12.69%

PIMCO Emerging Markets Bond Fund	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	29,000,266.34	16.38%

PIMCO Emerging Markets Bond Fund	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	21,520,366.15	12.16%

PIMCO Emerging Markets Bond Fund	WELLS FARGO BANK NA FBO OMNIBUS ACCT CASH/CASH PO BOX 1533 MINNEAPOLIS MN 55480-1533	11,098,036.72	6.27%

FUND NAME	REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES
PIMCO Emerging Markets Bond Fund	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	13,266,171.39	7.50%

PIMCO Emerging Markets Corporate Bond Fund	STATE STREET BANK FBO PIMCO EMERGING MARKETS FULL SPECTRUM BOND 2323 GRAND BLVD 5TH FLOOR KANSAS CITY MO 64108-3558	5,709,594.01	63.63%*

PIMCO Emerging Markets Corporate Bond Fund	WELLS FARGO BANK NA FBO OMNIBUS ACCT CASH/CASH PO BOX 1533 MINNEAPOLIS MN 55480-1533	564,164.82	6.29%

PIMCO Emerging Markets Corporate Bond Fund	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	696,248.66	7.76%

FUND NAME	REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES
PIMCO Emerging Markets Corporate Bond Fund	PRTC LUMP SUM RETIREMENT PLAN TRUSTPO BOX 360998 SAN JUAN PR 00936-0998	729,860.60	8.13%

PIMCO Emerging Markets Corporate Bond Fund	BAND & CO C/O US BANK NA PO BOX 1787 MILWAUKEE WI 53201-1787	584,113.00	6.51%

PIMCO Emerging Markets Currency and Short-Term Investments Fund	STATE STREET BANK FBO PIMCO INFLATION RESPONSE MULTI-ASSET FUND 2323 GRAND BLVD 5TH FLOOR KANSAS CITY MO 64108-3558	15,883,321.68	22.88%

PIMCO Emerging Markets Currency and Short-Term Investments Fund	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET FUND 650 NEWPORT CENTER DR NEWPORT BEACH CA 92660-6424	42,347,042.03	61.00%*

PIMCO Emerging Markets Currency and Short-Term Investments Fund	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET ALL AUTHORITY FUND 650 NEWPORT CENTER DR NEWPORT BEACH CA 92660-6424	3,901,960.46	5.62%

FUND NAME	REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES
PIMCO Emerging Markets Full Spectrum Bond Fund	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	8,590,785.31	24.42%

PIMCO Emerging Markets Full Spectrum Bond Fund	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	5,151,531.73	14.64%

PIMCO Emerging Markets Full Spectrum Bond Fund	ANNE ARUNDEL COUNTY PO BOX 2700 ANNAPOLIS MD 21404-2700	17,654,787.43	50.18%*

PIMCO Emerging Markets Full Spectrum Bond Fund	CAPINCO C/O US BANK NA PO BOX 1787 MILWAUKEE WI 53201-1787	3,033,426.77	8.62%

FUND NAME	REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES
PIMCO Emerging Markets Local Currency and Bond Fund	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	14,548,614.61	6.43%

PIMCO Emerging Markets Local Currency and Bond Fund	STATE STREET BANK FBO PIMCO EMERGING MARKETS FULL SPECTRUM BOND 2323 GRAND BLVD 5TH FLOOR KANSAS CITY MO 64108-3558	17,525,094.00	7.74%

PIMCO Emerging Markets Local Currency and Bond Fund	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	12,258,077.73	5.42%

PIMCO Emerging Markets Local Currency and Bond Fund	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET FUND 650 NEWPORT CENTER DR NEWPORT BEACH CA 92660-6424	73,892,214.05	32.65%*

FUND NAME	REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES
PIMCO Emerging Markets Local Currency and Bond Fund	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	30,273,960.98	13.38%

PIMCO ESG Income Fund	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	11,506,303.04	38.75%*

PIMCO ESG Income Fund	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	8,442,273.66	28.43%*

FUND NAME	REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES
PIMCO ESG Income Fund	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	1,834,971.36	6.18%

PIMCO ESG Income Fund	ATTN MUTUAL FUND OPERATIONS MAC & CO A/C 421363 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15219-2502	1,613,145.81	5.43%

PIMCO ESG Income Fund	ATTN MUTUAL FUND OPERATIONS MAC & CO A/C 680268 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15219-2502	2,449,844.07	8.25%

PIMCO Extended Duration Fund	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET FUND 650 NEWPORT CENTER DR NEWPORT BEACH CA 92660-6424	17,637,696.96	45.43%*

FUND NAME	REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES
PIMCO Extended Duration Fund	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	8,184,937.24	21.08%

PIMCO Extended Duration Fund	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET ALL AUTHORITY FUND 650 NEWPORT CENTER DR NEWPORT BEACH CA 92660-6424	2,110,195.68	5.44%

PIMCO Extended Duration Fund	CAPINCO C/O US BANK NA PO BOX 1787 MILWAUKEE WI 53201-1787	2,857,481.87	7.36%

PIMCO Global Advantage® Strategy Bond Fund	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	1,905,910.01	7.28%

FUND NAME	REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES
PIMCO Global Advantage® Strategy Bond Fund	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	4,160,292.09	15.89%

PIMCO Global Advantage® Strategy Bond Fund	EMPOWER TRUST FBO WELLS FARGO & CO GLOBAL BOND 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	12,123,342.18	46.30%*

PIMCO Global Advantage® Strategy Bond Fund	SAXON & CO FBO 40400907499991 PO BOX 94597 CLEVELAND OH 44101-4597	2,579,611.95	9.85%

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	14,152,457.28	11.32%

FUND NAME	REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES
PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	18,944,801.08	15.16%

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	SEI PRIVATE TRUST COMPANY C O M&T ID 337 ATTN MUTUAL FUNDS ADMIN 1 FREEDOM VALLEY DR OAKS PA 19456-9989	18,639,919.35	14.91%

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	ATTN PLIC PROXY COORDINATOR PRINCIPAL LIFE INS COMPANY CUST FBO PFG OMNIBUS WRAPPED AND CUSTOM FUNDS 711 HIGH STREET DES MOINES IA 50392-0001	8,066,635.79	6.45%

FUND NAME	REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES
PIMCO Global Core Asset Allocation Fund	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	7,328,951.74	36.12%*

PIMCO Global Core Asset Allocation Fund	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FL JACKSONVILLE FL 32246-6484	1,377,129.42	6.79%

PIMCO Global Core Asset Allocation Fund	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	1,409,248.77	6.95%

FUND NAME	REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES
PIMCO GNMA and Government Securities Fund	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	21,788,625.56	14.07%

PIMCO GNMA and Government Securities Fund	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	31,307,675.04	20.22%

PIMCO GNMA and Government Securities Fund	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	24,820,904.92	16.03%

PIMCO Government Money Market Fund	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	625,251,350.84	16.12%

FUND NAME	REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES
PIMCO Government Money Market Fund	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING ATTN MUTUAL FUND OPS MANAGER 250 NICOLLET MALL SUITE 1400 MINNEAPOLIS MN 55401-7582	843,953,196.00	21.76%

PIMCO Government Money Market Fund	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	504,342,369.14	13.00%

PIMCO Government Money Market Fund	NAVITUS HEALTH SOLUTIONS LLC 361 INTEGRITY DR MADISON WI 53717-1416	400,575,587.60	10.33%

PIMCO Government Money Market Fund	JPMS - CHASE PROCESSING 28521 JPMS IB 352 FBO 7528005411005 FBO KLA CORPORATION 4 CHASE METROTECH CENTER 7THFL BROOKLYN NY 11245-0003	229,236,167.65	5.91%

PIMCO High Yield Fund	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	146,851,549.18	14.33%

FUND NAME	REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES
PIMCO High Yield Fund	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	91,906,800.17	8.97%

PIMCO High Yield Fund	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	324,559,393.40	31.67%*

PIMCO High Yield Fund	FUBON LIFE INSURANCE CO LTD 9F 108 SECTION 1 TUN HWA S ROAD TAIPEI TAIWAN 10557	52,544,169.66	5.13%

FUND NAME	REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES
PIMCO High Yield Municipal Bond Fund	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	92,229,329.14	15.53%

PIMCO High Yield Municipal Bond Fund	UBS WM USA 0O0 11011 6100 OMNI A/C M/F SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	33,899,764.46	5.71%

PIMCO High Yield Municipal Bond Fund	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	42,948,160.64	7.23%

PIMCO High Yield Municipal Bond Fund	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	85,332,968.93	14.37%

FUND NAME	REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES
PIMCO High Yield Municipal Bond Fund	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	56,341,842.90	9.49%

PIMCO High Yield Municipal Bond Fund	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OFITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	33,055,169.05	5.57%

PIMCO High Yield Municipal Bond Fund	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	42,026,403.16	7.08%

FUND NAME	REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES
PIMCO High Yield Spectrum Fund	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	3,953,640.34	10.06%

PIMCO High Yield Spectrum Fund	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	3,953,640.34	10.06%

PIMCO High Yield Spectrum Fund	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	2,755,021.85	7.01%

FUND NAME	REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES
PIMCO High Yield Spectrum Fund	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	15,929,902.48	40.51%*

PIMCO High Yield Spectrum Fund	SEI PRIVATE TRUST COMPANY C O ROCKLAND TRUST SWP 1 FREEDOM VALLEY DR OAKS PA 19456-9989	4,065,879.89	10.34%

PIMCO Income Fund	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	2,348,657,319.31	15.1%

PIMCO Income Fund	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	1,290,903,317.32	8.3%

FUND NAME	REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES
PIMCO Income Fund	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	2,457,547,242.48	15.8%

PIMCO Income Fund	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	796,206,007.47	5.12%

PIMCO Income Fund	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL SC1 FL 12 NEW YORK NY 10004-1932	826,729,775.00	5.31%

PIMCO Income Fund	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	826,729,775.00	5.31%

FUND NAME	REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES
PIMCO Inflation Response Multi-Asset Fund	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	10,765,259.25	5.14%

PIMCO Inflation Response Multi-Asset Fund	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	105,082,710.63	50.16%*

PIMCO Inflation Response Multi-Asset Fund	ATTN MUTUAL FUND OPS MAC & CO A/C 573577 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15219-2502	17,122,717.10	8.17%

PIMCO International Bond Fund (U.S. Dollar-Hedged)	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	236,523,848.45	15.36%

FUND NAME	REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES
PIMCO International Bond Fund (U.S. Dollar-Hedged)	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	266,619,812.94	17.31%

PIMCO International Bond Fund (U.S. Dollar-Hedged)	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	170,079,901.67	11.04%

PIMCO International Bond Fund (U.S. Dollar-Hedged)	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OFITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	294,599,366.38	19.13%

FUND NAME	REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES
PIMCO International Bond Fund (Unhedged)	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	6,069,818.77	6.14%

PIMCO International Bond Fund (Unhedged)	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	6,390,427.50	6.47%

PIMCO International Bond Fund (Unhedged)	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	15,325,233.95	15.51%

FUND NAME	REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES
PIMCO International Bond Fund (Unhedged)	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	15,325,233.95	15.51%

PIMCO International Bond Fund (Unhedged)	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	5,824,374.11	5.89%

PIMCO International Bond Fund (Unhedged)	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	22,189,661.22	22.45%

FUND NAME	REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES
PIMCO Investment Grade Credit Bond Fund	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	88,890,665.33	6.40%

PIMCO Investment Grade Credit Bond Fund	UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F SPEC CDY A C EXL BEN CUST UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	82,798,454.74	5.96%

PIMCO Investment Grade Credit Bond Fund	UBS WM USA 0O0 11011 6100 OMNI A/C M/F SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	82,798,454.74	5.96%

FUND NAME	REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES
PIMCO Investment Grade Credit Bond Fund	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	256,774,951.77	18.49%

PIMCO Investment Grade Credit Bond Fund	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OFITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	414,687,271.83	29.86%*

PIMCO Long Duration Total Return Fund	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	25,339,851.13	7.08%

FUND NAME	REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES
PIMCO Long Duration Total Return Fund	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	25,339,851.13	7.08%

PIMCO Long Duration Total Return Fund	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET FUND 650 NEWPORT CENTER DR NEWPORT BEACH CA 92660-6424	36,865,936.10	10.30%

PIMCO Long Duration Total Return Fund	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	77,499,660.07	21.65%

FUND NAME	REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES
PIMCO Long Duration Total Return Fund	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	25,231,683.77	7.05%

PIMCO Long Duration Total Return Fund	DCGT AS TTEE AND OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	23,128,239.86	6.46%

PIMCO Long Duration Total Return Fund	CAPINCO C/O US BANK NA PO BOX 1787 MILWAUKEE WI 53201-1787	28,858,545.28	8.06%

PIMCO Long Duration Total Return Fund	SEI PRIVATE TRUST COMPANY C O PRINCIPAL FINANCIAL ID 636 ATTN MUTUAL FUND ADMINISTRATOR ONE FREEDOM VALLEY DRIVE OAKS PA 19456-9989	18,508,556.92	5.17%

FUND NAME	REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES
PIMCO Long-Term Credit Bond Fund	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	25,261,171.21	6.63%

PIMCO Long-Term Credit Bond Fund	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	108,259,629.68	28.42%*

PIMCO Long-Term Credit Bond Fund	DCGT AS TTEE AND OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	35,637,172.48	9.35%

PIMCO Long-Term Credit Bond Fund	CAPINCO C/O US BANK NA PO BOX 1787 MILWAUKEE WI 53201-1787	20,491,729.88	5.38%

FUND NAME	REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES
PIMCO Long-Term Credit Bond Fund	JP MORGAN CHASE BANK N A AS DIRECTED TRUSTEE OF THE NYU LANGONE HOSPITALS RETIREMENT PLAN ATTN PALMIRA CATALIOTTI 1 PARK AVE FL 4 NEW YORK NY 10016-5818	24,891,946.73	6.53%

PIMCO Long-Term Credit Bond Fund	SEI PRIVATE TRUST COMPANY C O PRINCIPAL FINANCIAL ID 636 ATTN MUTUAL FUND ADMINISTRATOR ONE FREEDOM VALLEY DRIVE OAKS PA 19456-9989	31,861,406.04	8.36%

PIMCO Long-Term Real Return Fund	STATE STREET BANK & TRUST FBO REALPATH BLEND INCOME FUND ATTN CHUCK NIXON PO BOX 219752 KANSAS CITY MO 64121-9752	2,438,296.49	7.44%

FUND NAME	REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES
PIMCO Long-Term Real Return Fund	STATE STREET BANK & TRUST FBO REALPATH BLEND 2025 FUND 2323 GRAND BLVD 5TH FLOOR KANSAS CITY MO 64108-3558	3,376,357.27	10.3%

PIMCO Long-Term Real Return Fund	STATE STREET BANK & TRUST FBO REALPATH BLEND 2030 FUND 2323 GRAND BLVD 5TH FLOOR KANSAS CITY MO 64108-3558	4,265,375.33	13.01%

PIMCO Long-Term Real Return Fund	STATE STREET BANK & TRUST FBO REALPATH BLEND 2035 FUND 2323 GRAND BLVD 5TH FLOOR KANSAS CITY MO 64108-3558	3,347,985.88	10.21%

PIMCO Long-Term Real Return Fund	STATE STREET BANK & TRUST FBO REALPATH BLEND 2040 FUND 2323 GRAND BLVD 5TH FLOOR KANSAS CITY MO 64108-3558	2,044,426.24	6.24%

PIMCO Long-Term Real Return Fund	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET FUND 650 NEWPORT CENTER DR NEWPORT BEACH CA 92660-6424	8,907,968.12	27.17%*

FUND NAME	REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES
PIMCO Long-Term Real Return Fund	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET ALL AUTHORITY FUND 650 NEWPORT CENTER DR NEWPORT BEACH CA 92660-6424	2,109,589.89	6.43%

PIMCO Long-Term U.S. Government Fund	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	5,786,217.83	8.41%

PIMCO Long-Term U.S. Government Fund	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET FUND 650 NEWPORT CENTER DR NEWPORT BEACH CA 92660-6424	20,563,327.64	29.88%*

PIMCO Long-Term U.S. Government Fund	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	4,581,767.86	6.66%

FUND NAME	REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES
PIMCO Long-Term U.S. Government Fund	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	5,343,684.45	7.77%

PIMCO Low Duration Credit Fund	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	1,021,989.13	5.94%

PIMCO Low Duration Credit Fund	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	2,823,235.28	16.40%

FUND NAME	REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES
PIMCO Low Duration Credit Fund	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	1,267,161.78	7.36%

PIMCO Low Duration Credit Fund	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	6,367,474.45	37.00%*

PIMCO Low Duration ESG Fund	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	9,183,846.38	26.50%*

PIMCO Low Duration ESG Fund	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	1,855,154.30	5.35%

FUND NAME	REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES
PIMCO Low Duration ESG Fund	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	10,458,666.85	30.18%*

PIMCO Low Duration ESG Fund	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	4,899,480.41	14.14%

PIMCO Low Duration ESG Fund	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	1,864,116.43	5.38%

FUND NAME	REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES
PIMCO Low Duration Fund	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	35,499,368.09	5.70%

PIMCO Low Duration Fund	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	45,081,516.28	7.24%

PIMCO Low Duration Fund	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET FUND 650 NEWPORT CENTER DR NEWPORT BEACH CA 92660-6424	148,256,446.34	23.80%

PIMCO Low Duration Fund	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	39,899,351.62	6.41%

FUND NAME	REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES
PIMCO Low Duration Fund	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET ALL AUTHORITY FUND 650 NEWPORT CENTER DR NEWPORT BEACH CA 92660-6424	32,088,485.14	5.15%

PIMCO Low Duration Fund	THE J PAUL GETTY TRUST 1200 GETTY CENTER DRIVE LOS ANGELES CA 90049-1657	33,533,295.03	5.38%

PIMCO Low Duration Fund II	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	6,727,072.41	21.08%

PIMCO Low Duration Fund II	VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY 1 ORANGE WAY WINDSOR CT 06095-4773	4,626,432.62	14.50%

FUND NAME	REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES
PIMCO Low Duration Fund II	MARIL & CO FBO JI C/O RELIANCE TRUST COMPANY WI MAILCODE: BD1N - ATTN: MF 4900 W BROWN DEER RD MILWAUKEE WI 53223-2422	1,714,545.80	5.37%

PIMCO Low Duration Fund II	CAPINCO C/O US BANK NA PO BOX 1787 MILWAUKEE WI 53201-1787	9,459,408.45	29.64%*

PIMCO Low Duration Fund II	SAN LUIS OBISPO COUNTY PENSION TRUST 1000 MILL ST SN LUIS OBISP CA 93408-2703	3,888,172.71	12.18%

PIMCO Low Duration Income Fund	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	80,778,429.20	6.05%

FUND NAME	REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES
PIMCO Low Duration Income Fund	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	107,713,975.08	8.06%

PIMCO Low Duration Income Fund	CREATED IN ERROR 330 W 9TH ST FL 1 KANSAS CITY MO 64105-1514	101,610,212.89	7.61%

PIMCO Low Duration Income Fund	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	101,610,212.89	7.61%

PIMCO Low Duration Income Fund	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL SC1 FL 12 NEW YORK NY 10004-1932	294,968,993.79	22.08%

FUND NAME	REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES
PIMCO Low Duration Income Fund	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	294,968,993.79	22.08%

PIMCO Low Duration Income Fund	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	96,970,800.89	7.26%

PIMCO Low Duration Opportunities Fund	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	722,752.51	8.49%

PIMCO Low Duration Opportunities Fund	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	605,483.30	7.11%

FUND NAME	REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES
PIMCO Low Duration Opportunities Fund	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	866,686.31	10.18%

PIMCO Low Duration Opportunities Fund	AMERICAN ENTERPRISE INVESTMENT SVC FBO #41999970 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	2,085,046.31	24.48%

PIMCO Low Duration Opportunities Fund	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	1,986,514.77	23.32%

PIMCO Moderate Duration Fund	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	59,919,666.98	36.20%*

FUND NAME	REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES
PIMCO Moderate Duration Fund	DCGT AS TTEE AND OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	8,685,137.14	5.25%

PIMCO Moderate Duration Fund	CAPINCO C/O US BANK NA PO BOX 1787 MILWAUKEE WI 53201-1787	8,638,904.08	5.22%

PIMCO Moderate Duration Fund	OLTRUST & CO CASH CASH 123 MAIN ST FL 3RD EVANSVILLE IN 47708-2400	21,790,822.69	13.16%

PIMCO Mortgage Opportunities and Bond Fund	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	113,615,490.14	9.92%

PIMCO Mortgage Opportunities and Bond Fund	J. P. MORGAN SECURITIES LLC FOR THE EXCL. BENE. OF OUR CUST. 4 CHASE METROTECH CTR BROOKLYN NY 11245-0003	211,816,283.25	18.49%

FUND NAME	REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES
PIMCO Mortgage Opportunities and Bond Fund	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	374,890,107.66	32.72%*

PIMCO Mortgage Opportunities and Bond Fund	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	89,710,760.29	7.83%

PIMCO Mortgage Opportunities and Bond Fund	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	68,961,226.45	6.02%

PIMCO Municipal Bond Fund	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	23,618,381.53	7.10%

FUND NAME	REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES
PIMCO Municipal Bond Fund	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	28,580,366.27	8.59%

PIMCO Municipal Bond Fund	UBS WM USA 0O0 11011 6100 OMNI A/C M/F SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	33,880,256.94	10.19%

PIMCO Municipal Bond Fund	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	24,999,474.72	7.52%

PIMCO Municipal Bond Fund	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	60,317,820.49	18.13%

FUND NAME	REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES
PIMCO Municipal Bond Fund	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	25,028,031.39	7.52%

PIMCO Municipal Bond Fund	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	22,813,664.98	6.86%

PIMCO National Intermediate Municipal Bond Fund	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	3,840,584.09	5.12%

PIMCO National Intermediate Municipal Bond Fund	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	8,281,528.95	11.03%

FUND NAME	REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES
PIMCO National Intermediate Municipal Bond Fund	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	5,355,021.04	7.13%

PIMCO National Intermediate Municipal Bond Fund	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	5,981,501.66	7.97%

PIMCO National Intermediate Municipal Bond Fund	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	5,661,421.63	7.54%

PIMCO National Intermediate Municipal Bond Fund	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	3,906,648.73	5.20%

FUND NAME	REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES
PIMCO National Intermediate Municipal Bond Fund	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	28,953,315.95	38.57%*

PIMCO National Municipal Intermediate Value Fund	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	6,811,112.37	65.86%*

PIMCO National Municipal Intermediate Value Fund	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	3,437,952.85	33.24%*

PIMCO National Municipal Opportunistic Value Fund	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	29,903,386.63	96.20%*

FUND NAME	REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES
PIMCO New York Municipal Bond Fund	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	8,073,726.82	11.3%

PIMCO New York Municipal Bond Fund	J. P. MORGAN SECURITIES LLC FOR THE EXCL. BENE. OF OUR CUST. 4 CHASE METROTECH CTR BROOKLYN NY 11245-0003	15,549,156.20	21.76%

PIMCO New York Municipal Bond Fund	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	13,079,376.57	18.30%

PIMCO New York Municipal Bond Fund	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	7,753,048.94	10.85%

FUND NAME	REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES
PIMCO New York Municipal Bond Fund	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	4,587,645.41	6.42%

PIMCO New York Municipal Bond Fund	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	3,779,242.20	5.29%

PIMCO New York Municipal Bond Fund	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	4,148,655.72	5.81%

FUND NAME	REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES
PIMCO Preferred and Capital Securities Fund	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	12,413,894.59	11.99%

PIMCO Preferred and Capital Securities Fund	UBS WM USA 0O0 11011 6100 OMNI A/C M/F SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	5,518,082.41	5.33%

PIMCO Preferred and Capital Securities Fund	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	6,281,475.93	6.07%

PIMCO Preferred and Capital Securities Fund	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	29,005,115.87	28.02%*

FUND NAME	REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES
PIMCO RAE Fundamental Advantage PLUS Fund	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET FUND 650 NEWPORT CENTER DR NEWPORT BEACH CA 92660-6424	52,505,302.11	83.89%*

PIMCO RAE Fundamental Advantage PLUS Fund	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET ALL AUTHORITY FUND 650 NEWPORT CENTER DR NEWPORT BEACH CA 92660-6424	6,201,710.63	9.91%

PIMCO RAE PLUS Emerging Markets Fund	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	2,726,395.23	9.51%

PIMCO RAE PLUS Emerging Markets Fund	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	2,208,736.37	7.70%

FUND NAME	REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES
PIMCO RAE PLUS Emerging Markets Fund	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET FUND 650 NEWPORT CENTER DR NEWPORT BEACH CA 92660-6424	14,705,144.43	51.29%*

PIMCO RAE PLUS Emerging Markets Fund	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	2,409,244.84	8.40%

PIMCO RAE PLUS Fund	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	7,814,298.68	12.78%

FUND NAME	REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES
PIMCO RAE PLUS Fund	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	6,635,685.87	10.86%

PIMCO RAE PLUS Fund	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	6,180,205.35	10.11%

PIMCO RAE PLUS Fund	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	6,244,842.58	10.22%

PIMCO RAE PLUS Fund	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	3,286,051.82	5.38%

FUND NAME	REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES
PIMCO RAE PLUS Fund	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	5,180,603.38	8.48%

PIMCO RAE PLUS International Fund	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	1,780,903.52	9.50%

PIMCO RAE PLUS International Fund	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET FUND 650 NEWPORT CENTER DR NEWPORT BEACH CA 92660-6424	13,419,726.21	71.58%*

PIMCO RAE PLUS International Fund	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET ALL AUTHORITY FUND 650 NEWPORT CENTER DR NEWPORT BEACH CA 92660-6424	1,620,396.58	8.64%

FUND NAME	REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES
PIMCO RAE PLUS Small Fund	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	4,241,523.72	35.91%*

PIMCO RAE PLUS Small Fund	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	2,090,180.88	17.70%

PIMCO RAE PLUS Small Fund	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	1,525,291.95	12.91%

PIMCO RAE Worldwide Long/Short PLUS Fund	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET FUND 650 NEWPORT CENTER DR NEWPORT BEACH CA 92660-6424	51,570,873.58	81.46%*

FUND NAME	REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES
PIMCO RAE Worldwide Long/Short PLUS Fund	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET ALL AUTHORITY FUND 650 NEWPORT CENTER DR NEWPORT BEACH CA 92660-6424	6,167,866.99	9.74%

PIMCO Real Return Fund	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	111,675,890.71	14.71%

PIMCO Real Return Fund	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	143,489,675.84	18.90%

FUND NAME	REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES
PIMCO RealEstateRealReturn Strategy Fund	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	1,463,483.67	6.99%

PIMCO RealEstateRealReturn Strategy Fund	CHARLES SCHWAB & CO INC SEPCIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	1,425,291.12	6.80%

PIMCO RealEstateRealReturn Strategy Fund	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	1,425,291.12	6.80%

FUND NAME	REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES
PIMCO RealEstateRealReturn Strategy Fund	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET FUND 650 NEWPORT CENTER DR NEWPORT BEACH CA 92660-6424	6,085,015.98	29.05%*

PIMCO RealEstateRealReturn Strategy Fund	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	2,077,803.04	9.92%

PIMCO RealEstateRealReturn Strategy Fund	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET ALL AUTHORITY FUND 650 NEWPORT CENTER DR NEWPORT BEACH CA 92660-6424	2,671,522.23	12.75%

PIMCO Short Asset Investment Fund	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	21,299,470.95	8.61%

FUND NAME	REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES
PIMCO Short Asset Investment Fund	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	90,604,210.81	36.63%*

PIMCO Short Asset Investment Fund	MAC & CO A C 588483 ATTN: MUTUAL FUND OPERATIONS 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15219-2502	41,163,492.42	16.64%

PIMCO Short Duration Municipal Income Fund	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	5,187,619.54	11.12%

PIMCO Short Duration Municipal Income Fund	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	5,040,823.95	10.8%

FUND NAME	REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES
PIMCO Short Duration Municipal Income Fund	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	7,875,251.00	16.88%

PIMCO Short Duration Municipal Income Fund	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	3,691,187.43	7.91%

PIMCO Short Duration Municipal Income Fund	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL SC1 FL 12 NEW YORK NY 10004-1932	2,622,085.30	5.62%

PIMCO Short Duration Municipal Income Fund	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	2,622,085.30	5.62%

FUND NAME	REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES
PIMCO Short Duration Municipal Income Fund	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	5,824,382.76	12.48%

PIMCO Short-Term Fund	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	117,488,920.81	11.57%

PIMCO Short-Term Fund	J. P. MORGAN SECURITIES LLC FOR THE EXCL. BENE. OF OUR CUST. 4 CHASE METROTECH CTR BROOKLYN NY 11245-0003	65,987,293.18	6.50%

PIMCO Short-Term Fund	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	218,153,506.55	21.49%

FUND NAME	REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES
PIMCO Short-Term Fund	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	102,512,673.59	10.1%

PIMCO StocksPLUS® Absolute Return Fund	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	9,152,425.19	6.05%

PIMCO StocksPLUS® Absolute Return Fund	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	8,745,007.18	5.78%

PIMCO StocksPLUS® Absolute Return Fund	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	14,968,882.14	9.9%

FUND NAME	REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES
PIMCO StocksPLUS® Absolute Return Fund	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	30,638,674.63	20.27%

PIMCO StocksPLUS® Absolute Return Fund	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	11,468,866.92	7.59%

PIMCO StocksPLUS® Absolute Return Fund	DCGT AS TTEE AND OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	7,711,907.50	5.10%

FUND NAME	REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES
PIMCO StocksPLUS® Fund	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	123,174,008.61	60.19%*

PIMCO StocksPLUS® Fund	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	12,547,270.00	6.13%

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	46,431,550.78	13.26%

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	29,575,037.89	8.45%

FUND NAME	REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	47,632,530.94	13.61%

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	18,128,566.45	5.18%

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	22,377,017.73	6.39%

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	AMERICAN ENTERPRISE INVESTMENT SVC FBO #41999970 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	18,143,911.57	5.18%

FUND NAME	REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OFITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	20,395,708.91	5.83%

PIMCO StocksPLUS® International Fund (Unhedged)	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	3,257,247.42	20.20%

PIMCO StocksPLUS® International Fund (Unhedged)	STATE STREET KANSAS CITY FBO PVIT GLOBAL DIVERSIFIED ALLOCATION PORTFOLIO 2323 GRAND BLVD 5TH FLOOR KANSAS CITY MO 64108-3558	1,534,030.74	9.51%

FUND NAME	REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES
PIMCO StocksPLUS® International Fund (Unhedged)	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	2,595,930.74	16.10%

PIMCO StocksPLUS® International Fund (Unhedged)	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OFITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1,107,327.93	6.87%

PIMCO StocksPLUS® International Fund (Unhedged)	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	1,849,239.71	11.47%

PIMCO StocksPLUS® International Fund (Unhedged)	EMPOWER TRUST FBO EMPLOYEE BENEFIT CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	860,506.07	5.34%

FUND NAME	REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES
PIMCO StocksPLUS® Long Duration Fund	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	9,306,900.51	23.51%

PIMCO StocksPLUS® Long Duration Fund	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	3,160,765.19	7.98%

PIMCO StocksPLUS® Long Duration Fund	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	7,913,837.94	19.99%

PIMCO StocksPLUS® Long Duration Fund	VANGUARD MARKETING CORPORATION 100 VANGUARD BLVD MALVERN PA 19355-2331	2,922,161.39	7.38%

PIMCO StocksPLUS® Long Duration Fund	HOWARD UNIVERSITY RETIREMENT TRUST 2244 10TH ST NW STE 302 WASHINGTON DC 20001-4012	2,793,303.19	7.06%

FUND NAME	REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES
PIMCO StocksPLUS® Long Duration Fund	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	2,476,408.64	6.26%

PIMCO StocksPLUS® Short Fund	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	3,136,954.14	18.83%

PIMCO StocksPLUS® Short Fund	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	1,067,796.69	6.41%

PIMCO StocksPLUS® Short Fund	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	1,039,869.90	6.24%

FUND NAME	REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES
PIMCO StocksPLUS® Short Fund	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	4,028,779.51	24.18%

PIMCO StocksPLUS® Short Fund	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	3,327,631.92	19.97%

PIMCO StocksPLUS® Small Fund	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	8,569,845.96	7.02%

PIMCO StocksPLUS® Small Fund	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	6,723,880.55	5.51%

FUND NAME	REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES
PIMCO StocksPLUS® Small Fund	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	7,344,158.37	6.01%

PIMCO StocksPLUS® Small Fund	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	32,649,157.26	26.74%*

PIMCO StocksPLUS® Small Fund	SAXON & CO FBO 40400907499991 PO BOX 94597 CLEVELAND OH 44101-4597	8,134,300.56	6.66%

PIMCO Total Return ESG Fund	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	14,751,720.30	6.88%

PIMCO Total Return ESG Fund	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	44,791,643.18	20.88%

FUND NAME	REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES
PIMCO Total Return ESG Fund	J. P. MORGAN SECURITIES LLC FOR THE EXCL. BENE. OF OUR CUST. 4 CHASE METROTECH CTR BROOKLYN NY 11245-0003	27,829,842.84	12.97%

PIMCO Total Return ESG Fund	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	27,311,125.36	12.73%

PIMCO Total Return ESG Fund	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	13,082,249.11	6.10%

PIMCO Total Return Fund	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	476,797,507.02	8.38%

FUND NAME	REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES
PIMCO Total Return Fund	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	476,797,507.02	8.38%

PIMCO Total Return Fund	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	1,379,545,980.06	24.26%

PIMCO Total Return Fund	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	674,809,227.33	11.87%

FUND NAME	REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES
PIMCO Total Return Fund II	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	3,214,598.09	5.05%

PIMCO Total Return Fund II	J. P. MORGAN SECURITIES LLC FOR THE EXCL. BENE. OF OUR CUST. 4 CHASE METROTECH CTR BROOKLYN NY 11245-0003	12,611,607.89	19.83%

PIMCO Total Return Fund II	THE KANSAS UNIVERSITY ENDOWMENT ASSOCIATION ATTN: JEFFREY DAVIS LONG-TERM INVESTMENT PROGRAM PO BOX 928 LAWRENCE KS 66044-0928	4,332,532.40	6.81%

PIMCO Total Return Fund II	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	19,252,427.01	30.27%*

FUND NAME	REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES
PIMCO Total Return Fund II	AMERICAN MUSEUM OF NATURAL HISTORY CENTRAL PARK WEST @ 79TH ST NEW YORK NY 10024	3,194,394.97	5.02%

PIMCO Total Return Fund II	CAPINCO C/O US BANK NA PO BOX 1787 MILWAUKEE WI 53201-1787	7,078,367.77	11.13%

PIMCO Total Return Fund II	EMPOWER TRUST FBO EMPLOYEE BENEFIT CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	3,639,436.67	5.72%

PIMCO Total Return Fund IV	STATE STREET KANSAS CITY FBO PVIT GLOBAL DIVERSIFIED ALLOCATION PORTFOLIO 2323 GRAND BLVD 5TH FLOOR KANSAS CITY MO 64108-3558	2,869,485.10	9.11%

PIMCO Total Return Fund IV	EDWARD D JONES & CO ATTN MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HEIGHTS MO 63043-3003	24,529,679.75	77.91%*

FUND NAME	REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES
PIMCO Total Return Fund V	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	2,838,210.89	13.56%

PIMCO Total Return Fund V	SANTA CLARA UNIVERSITY ATTN JOHN E KERRIGAN 500 EL CAMINO REAL SANTA CLARA CA 95053-0001	2,103,637.64	10.05%

PIMCO Total Return Fund V	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	6,335,910.70	30.26%*

PIMCO Total Return Fund V	CAPINCO C/O US BANK NA PO BOX 1787 MILWAUKEE WI 53201-1787	4,127,731.87	19.72%

PIMCO Total Return Fund V	MAC & CO A/C 477410 MUTUAL FUND OPS — TC 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15219-2502	1,300,834.34	6.21%

FUND NAME	REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES
PIMCO TRENDS Managed Futures Strategy Fund	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	30,109,510.09	11.68%

PIMCO TRENDS Managed Futures Strategy Fund	J. P. MORGAN SECURITIES LLC FOR THE EXCL. BENE. OF OUR CUST. 4 CHASE METROTECH CTR BROOKLYN NY 11245-0003	17,361,420.43	6.74%

PIMCO TRENDS Managed Futures Strategy Fund	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	18,696,628.65	7.25%

PIMCO TRENDS Managed Futures Strategy Fund	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET FUND 650 NEWPORT CENTER DR NEWPORT BEACH CA 92660-6424	40,775,394.78	15.82%

PIMCO TRENDS Managed Futures Strategy Fund	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	117,825,178.07	45.71%*

PIMCO EQUITY SERIES

Fund Name	Registration	Shares Beneficially Owned	Percentage of Outstanding Shares
PIMCO Dividend and Income Fund	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	1,269,102.44	9.09%

PIMCO Dividend and Income Fund	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	1,335,087.45	9.56%

PIMCO Dividend and Income Fund	UBS WM USA 0O0 11011 6100 OMNI A/C M/F SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	836,005.02	5.99%

PIMCO Dividend and Income Fund	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	1,665,072.37	11.93%

PIMCO Dividend and Income Fund	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	1,112,005.81	7.97%

PIMCO Dividend and Income Fund	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	1,328,932.54	9.52%

Fund Name	Registration	Shares Beneficially Owned	Percentage of Outstanding Shares
PIMCO Dividend and Income Fund	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1,428,203.93	10.23%

PIMCO RAE Emerging Markets Fund	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	58,625,927.23	32.41%*

PIMCO RAE Emerging Markets Fund	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	10,002,498.88	5.53%

PIMCO RAE Emerging Markets Fund	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET FUND 650 NEWPORT CENTER DR NEWPORT BEACH CA 92660-6424	33,309,678.26	18.41%

PIMCO RAE Emerging Markets Fund	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	23,434,546.78	12.95%

Fund Name	Registration	Shares Beneficially Owned	Percentage of Outstanding Shares
PIMCO RAE Global ex-US Fund	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	1,891,681.72	16.85%

PIMCO RAE Global ex-US Fund	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	5,231,476.63	46.59%*

PIMCO RAE Global ex-US Fund	CAPINCO C/O US BANK NA PO BOX 1787 MILWAUKEE WI 53201-1787	2,135,832.00	19.02%

PIMCO RAE Global ex-US Fund	SECURITY BENEFIT DIRECTED FIDUCIARY FBO UMB BANK FOR VARIOUS RETIREMENT ACCOUNTS 1 SW SECURITY BENEFIT PL TOPEKA KS 66636-1000	1,625,943.36	14.48%

PIMCO RAE International Fund	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	16,514,177.99	25.69%*

Fund Name	Registration	Shares Beneficially Owned	Percentage of Outstanding Shares
PIMCO RAE International Fund	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET FUND 650 NEWPORT CENTER DR NEWPORT BEACH CA 92660-6424	14,964,945.52	23.28%

PIMCO RAE International Fund	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	10,758,691.75	16.74%

PIMCO RAE International Fund	STATE STREET KANSAS CITY FBO PIMCO RAE GLOBAL EX US FUND PO BOX 419846 KANSAS CITY MO 64141	9,883,626.20	15.38%

PIMCO RAE US Fund	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	22,538,362.37	22.18%

PIMCO RAE US Fund	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET FUND 650 NEWPORT CENTER DR NEWPORT BEACH CA 92660-6424	6,623,191.00	6.52%

Fund Name	Registration	Shares Beneficially Owned	Percentage of Outstanding Shares
PIMCO RAE US Fund	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	36,454,725.80	35.87%*

PIMCO RAE US Fund	SAN LUIS OBISPO COUNTY PENSION TRUST 1000 MILL ST SN LUIS OBISP CA 93408-2703	5,645,954.48	5.56%

PIMCO RAE US Small Fund	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	11,627,449.95	8.62%

PIMCO RAE US Small Fund	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	23,135,987.80	17.15%

PIMCO RAE US Small Fund	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	9,021,202.04	6.69%

PIMCO RAE US Small Fund	STATE STREET BANK & TRUST CO FBO PIMCO ALL ASSET FUND 650 NEWPORT CENTER DR NEWPORT BEACH CA 92660-6424	10,827,391.52	8.03%

Fund Name	Registration	Shares Beneficially Owned	Percentage of Outstanding Shares
PIMCO RAE US Small Fund	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	29,858,628.83	22.14%

PIMCO REALPATH® Blend 2025 Fund	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	3,495,366.72	9.42%

PIMCO RAFI ESG U.S. ETF	ALTRUIST FINANCIAL LLC 3030 S LA CIENAGA CULVER CITY, CA 90232	228,809	13.87%

PIMCO RAFI ESG U.S. ETF	BANK OF NEW YORK MELLON ONE WALL STREET NEW YORK, NEW YORK 10286	173,753	10.53%

PIMCO RAFI ESG U.S. ETF	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	840,167	50.92%*

PIMCO RAFI ESG U.S. ETF	LPL FINANCIAL 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	122,738	7.44%

Fund Name	Registration	Shares Beneficially Owned	Percentage of Outstanding Shares
PIMCO RAFI ESG U.S. ETF	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	126,013	7.64%

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	748,025.00	22.53%

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	2,064,077.00	62.17%*

PIMCO RAFI Dynamic Multi-Factor International Equity ETF	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	1,639,797.00	18.63%

PIMCO RAFI Dynamic Multi-Factor International Equity ETF	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	6,239,500.00	70.90%*

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	1,023,785.00	20.00%

Fund Name	Registration	Shares Beneficially Owned	Percentage of Outstanding Shares
PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	1,892,388.00	36.96%*

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-000	1,381,187.00	26.98%*

PIMCO REALPATH® Blend 2025 Fund	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	17,924,743.02	48.3%*

PIMCO REALPATH® Blend 2025 Fund	DCGT AS TTEE AND OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	2,369,501.65	6.38%

PIMCO REALPATH® Blend 2025 Fund	EMPOWER TRUST FBO EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	3,879,072.75	10.45%

Fund Name	Registration	Shares Beneficially Owned	Percentage of Outstanding Shares
PIMCO REALPATH® Blend 2030 Fund	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	4,586,686.85	9.79%

PIMCO REALPATH® Blend 2030 Fund	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	21,932,237.31	46.83%*

PIMCO REALPATH® Blend 2030 Fund	DCGT AS TTEE AND OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	3,065,023.73	6.54%

PIMCO REALPATH® Blend 2030 Fund	EMPOWER TRUST FBO EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	4,804,640.33	10.26%

PIMCO REALPATH® Blend 2035 Fund	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	5,225,069.53	11.38%

Fund Name	Registration	Shares Beneficially Owned	Percentage of Outstanding Shares
PIMCO REALPATH® Blend 2035 Fund	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	21,273,444.08	46.34%*

PIMCO REALPATH® Blend 2035 Fund	DCGT AS TTEE AND OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	2,490,473.60	5.43%

PIMCO REALPATH® Blend 2035 Fund	EMPOWER TRUST FBO EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	4,543,429.83	9.9%

PIMCO REALPATH® Blend 2040 Fund	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	6,367,537.75	16.75%

PIMCO REALPATH® Blend 2040 Fund	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	15,965,974.93	41.99%*

Fund Name	Registration	Shares Beneficially Owned	Percentage of Outstanding Shares
PIMCO REALPATH® Blend 2040 Fund	DCGT AS TTEE AND OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	2,218,744.58	5.83%

PIMCO REALPATH® Blend 2040 Fund	EMPOWER TRUST FBO EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	4,531,390.88	11.92%

PIMCO REALPATH® Blend 2045 Fund	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	5,006,304.71	14.55%

PIMCO REALPATH® Blend 2045 Fund	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	13,875,477.83	40.33%*

PIMCO REALPATH® Blend 2045 Fund	DCGT AS TTEE AND OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	2,815,462.09	8.18%

Fund Name	Registration	Shares Beneficially Owned	Percentage of Outstanding Shares
PIMCO REALPATH® Blend 2045 Fund	EMPOWER TRUST FBO EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	4,132,963.70	12.01%

PIMCO REALPATH® Blend 2050 Fund	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	5,791,327.42	19.11%

PIMCO REALPATH® Blend 2050 Fund	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	11,038,624.03	36.42%*

PIMCO REALPATH® Blend 2050 Fund	DCGT AS TTEE AND OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	2,947,625.72	9.73%

PIMCO REALPATH® Blend 2050 Fund	EMPOWER TRUST FBO EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	3,631,587.60	11.98%

Fund Name	Registration	Shares Beneficially Owned	Percentage of Outstanding Shares
PIMCO REALPATH® Blend 2055 Fund	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	5,666,206.56	22.37%

PIMCO REALPATH® Blend 2055 Fund	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	8,177,388.49	32.29%*

PIMCO REALPATH® Blend 2055 Fund	DCGT AS TTEE AND OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	2,358,664.57	9.31%

PIMCO REALPATH® Blend 2055 Fund	EMPOWER TRUST FBO EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	3,619,578.82	14.29%

PIMCO REALPATH® Blend 2060 Fund	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	703,535.09	5.47%

Fund Name	Registration	Shares Beneficially Owned	Percentage of Outstanding Shares
PIMCO REALPATH® Blend 2060 Fund	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	5,440,534.25	42.27%*

PIMCO REALPATH® Blend 2060 Fund	EMPOWER TRUST FBO EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	1,956,683.03	15.20%

PIMCO REALPATH® Blend 2060 Fund	ATTN NPIO TRADE DESK DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS 711 HIGH STREET DES MOINES IA 50392-0001	1,815,625.43	14.11%

PIMCO REALPATH® Blend 2065 Fund	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	607,904.41	37.36%*

PIMCO REALPATH® Blend 2065 Fund	ALLIANZ FUND INVESTMENTS INC 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	297,232.86	18.27%

Fund Name	Registration	Shares Beneficially Owned	Percentage of Outstanding Shares
PIMCO REALPATH® Blend 2065 Fund	ATTN NPIO TRADE DESK DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS 711 HIGH STREET DES MOINES IA 50392-0001	363,406.75	22.33%

PIMCO REALPATH® Blend Income Fund	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	3,205,406.70	11.54%

PIMCO REALPATH® Blend Income Fund	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	12,473,580.05	44.92%*

PIMCO REALPATH® Blend Income Fund	EMPOWER TRUST FBO EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	2,105,957.60	7.58%

*	Entity owned 25% or more of the outstanding shares of beneficial interest of the Portfolio, and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

EXHIBIT D

PIMCO Funds

PIMCO Variable Insurance Trust

PIMCO Equity Series

PIMCO Equity Series VIT

PIMCO ETF Trust

Governance and Nominating Committee Charter

The provisions of this charter apply to each of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO ETF Trust (each of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO ETF Trust a “Fund” and, collectively, the “Funds”).

Committee Membership

The membership of the Governance and Nominating Committee (the “Committee”) for each Fund shall comprise the trustees of the Funds who are not “interested persons” of the Funds, as that term is defined under the Investment Company Act of 1940, as amended (the “1940 Act”).1 Trustees who are “interested persons” of the Funds shall be in the normal course invited to attend, and participate in discussions at, meetings of the Committee. The chair of the Committee in his or her discretion may from time to time call executive sessions of the Committee and limit meeting attendees to Committee members and other specified persons.

[1]

Consistent with each Fund’s Declaration of Trust and By-Laws, and subject to the provisions of the Investment Company Act of 1940, as amended, applicable laws of the Commonwealth of Massachusetts (with respect to PIMCO Funds), and the Delaware Statutory Trust Act, 12 Del. C. §§ 3801 et seq., as amended (with respect to PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO ETF Trust), to the extent that any provision or requirement of this charter cannot be satisfied as a result of the death, declination to serve, resignation, retirement, removal, incapacity or other reason for a vacancy of one or more trustees, the operation of the relevant provision or requirement shall be suspended (a) for 90 days if (pursuant to the Fund’s Declaration of Trust and applicable law) the vacancy(ies) may be filled by action of the remaining trustees, or (b) for 150 days if (pursuant to the Fund’s Declaration of Trust and applicable law) a vote of the shareholders is required to fill the vacancy(ies).

Mission

•	To provide a forum for members of the Board of Trustees (the “Board”) to address important issues of fund governance.

•	To make recommendations to the full Board to promote sound governance practices.

•

To promote the effective participation of qualified individuals on the Board and its committees and to consider issues regarding Board succession, including the retirement, resignation or removal of trustees, as necessary.

Governance Function

1. The Committee shall consult with Fund management, the Funds’ Chief Compliance Officer, counsel and other consultants, as and when appropriate, to discuss legal and business developments affecting the investment management industry and fund governance with a view to recommend changes to the Board’s and each Fund’s governance practices, as appropriate.

2. The Committee shall consider, be responsible for and implement an annual evaluation process of the Board. Such evaluation process should include, at a minimum, an evaluation of the operation of the various committees of the Board and an evaluation of the number of funds overseen by the trustees.

Nominating Function - Board

1. The Committee shall at times and from time to time make nominations for trustees of the Funds and submit such nominations to the full Board. The Committee shall evaluate candidates’ qualifications for such positions, and, in the case of candidates for independent trustee positions, their independence from the Funds’ investment adviser or investment manager and other principal service providers. Persons selected as independent trustees must not be “interested persons” of the Funds as that term is defined in the 1940 Act. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with the investment adviser or investment manager. In determining nominees’ qualifications for Board membership, the Committee shall consider factors which may be delineated in this charter, or a Fund’s bylaws, and may consider such other factors as it may determine to be relevant to fulfilling the role of being a member of the Board. In addition, with respect to the PIMCO ETF Trust and the series of PIMCO Equity Series that operate as exchange-traded funds, the Committee shall take into consideration any applicable financial literacy, independence, or other qualifications imposed on members of the Board by applicable listed company standards.

2. The Committee may consider potential trustee candidates recommended by shareholders, provided that the proposed candidates: (i) satisfy any minimum qualifications of the Fund for its trustees; and (ii) are not “interested persons” of the Fund or the Fund’s investment adviser or investment manager within the meaning of the 1940 Act. In order for the Committee to evaluate any nominee recommended by a shareholder, potential trustee candidates and nominating shareholders must satisfy the requirements provided in Appendix A to this charter. The Committee shall evaluate trustee nominees submitted by shareholders in the same manner as other nominees, except as set forth in Appendix A.

3. The Committee may identify prospective trustees from any reasonable source, including, but not limited to, the consultation of third-party trustee search services.

4. The Committee requires that each prospective trustee candidate have a college degree in addition to relevant business experience. In addition, it is the Board’s policy that trustees on the Board may not serve simultaneously in a similar capacity on the board of a registered investment company which is not sponsored or advised by the Funds’ investment adviser or investment manager or its affiliates. The Committee may take into account a wide variety of factors in considering prospective trustee candidates, including (but not limited to): (i) availability and strong and dedicated commitment of a candidate to attend all meetings and perform his or her Board responsibilities with diligence; (ii) relevant industry and related experience; (iii) educational background; (iv) finance and relevant financial expertise; (v) the candidate’s business abilities, demonstrated quality of judgment and developed expertise; and (vi) diversity of the Board’s composition. For purposes of this Charter, diversity may include race, gender, national origin, differences of viewpoint, professional experience, education, skill and other individual qualities and attributes that contribute to board heterogeneity.

5. The Committee shall periodically review the composition of the Board to determine whether it may be appropriate to add individuals with different, but relevant, skills or backgrounds from those already on the Board. In addition, the Committee shall periodically review the Board’s Statement of Trustee Retirement Policy (“Retirement Policy”), and, at such time as any one independent trustee reaches age 74, the Committee Chair shall in the ordinary course initiate a process to identify, and ultimately nominate for appointment or election, independent trustee candidates to maintain the size and composition of the Board in a manner deemed advisable by the Committee.

6. The selection and nomination of independent trustees is exclusively the responsibility of the independent trustees. The interested trustees of each Fund may participate in the process of identifying potential independent trustee candidates and in any related matters, as requested by the independent trustees and to the extent permitted under applicable law.

7. The Committee shall periodically review trustee compensation and shall recommend any appropriate changes to the Board.

8. The Committee shall periodically review issues related to the succession of officers of the Funds, including the chair of the Board. The chair of the Board shall serve for a term that is not longer than five years from the date of appointment. Upon a vote of the majority of the Trustees, such chair may serve up to two additional consecutive five-year terms. In the event the chair of the Board reaches a term limit with respect to one Fund, such limit shall be applied to the Board of each Fund overseen by the Board.

Nominating Function - Committees

1. The Committee shall make nominations for membership on all committees of the Board and submit such nominations to the full Board, and shall review committee assignments as necessary.

2. The Committee may review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees, and whether committees should be combined or reorganized, subject to applicable law. In connection with such review, the Committee may consult with the Board and Fund management, and shall make recommendations for any action related to such review to the full Board.

Other Powers and Responsibilities

1. The Committee shall normally meet twice yearly prior to the meeting of the full Board in February and November, to carry out its nominating and governance functions, and at such other time or times as the Committee or Board may determine appropriate or necessary, and is empowered to hold special meetings as circumstances require. The Committee will prepare minutes or some other record for each meeting, provide them to the Board and maintain them in the records of the Trusts.

2. The Committee shall be responsible for making recommendations to the full Board regarding the retirement, resignation or removal of trustees, in a manner consistent with each Fund’s declaration of trust and by-laws.

3. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to utilize Fund counsel and to retain experts or other persons with specific competence at the expense of the Funds.

4. The Committee shall review this charter periodically and recommend any changes to the full Board.

5. In recognition of the significant time commitment and responsibility attendant to serving on the Board of the Funds, and to avoid potential conflicts of interest and potential impediments to a trustee devoting necessary attention to Fund matters, it is the policy of the Funds that prior to accepting a position as a board member of any other entity (other than a not-for-profit or charitable entity or closely held family company), an independent trustee will consult with counsel to the independent trustees, regarding the potential board position. Counsel to the independent trustees will in turn consult with the chair of the Committee, the Lead Independent Trustee, and, as necessary, PIMCO and the Committee, to consider and resolve any potential conflicts of interest or other concerns related to the outside board position.

6. Absent actual knowledge to the contrary, each Committee member is entitled to rely upon (i) the integrity and competence of those persons and organizations that render services to the Funds and from whom the Committee receives information or reports and (ii) the accuracy and completeness (both at the time of presentation and on a continuing basis, as appropriate) of the information and reports provided to the Committee by such persons or organizations. Nothing in this Charter is intended to impose, or should be interpreted as imposing, on any member of the Committee any additional duties or responsibilities over and above those placed on the member in his or her capacity as a Trustee of a Fund under federal and state law.

Committee Chair

1. The Committee shall appoint a chair of the Committee (“Governance Chair”) by a vote of the majority of the members of the Committee. The Governance Chair is encouraged to understand the subtleties of his/her duties as Governance Chair, particularly as differentiated from governance committees of public or private corporations or other public entities.

2. The Governance Chair shall serve until a successor is appointed by the Committee, but in any event, for a term not longer than five years from the date of appointment. Upon a vote of the majority of the members of the Committee, the Governance Chair may serve one additional consecutive five-year term. Such additional term shall be shortened if a five-year term would extend beyond the Governance Chair’s retirement date contemplated by the Board’s Retirement Policy and consistent with Section 4 below.

3. The Committee shall not appoint or re-appoint any member as Governance Chair if the term of such Chair would commence within the lesser of one year or fewer than four (4) upcoming Board meetings of the member’s retirement date directed by the Retirement Policy.

4. No later than the date of the regular Board meeting occurring immediately preceding the Governance Chair’s final regular Board meeting as contemplated by the Retirement Policy, the Governance Chair shall resign as chair of the Committee, effective upon conclusion of such penultimate Board meeting. For the avoidance of doubt, a member of the Committee who is required to resign as Governance Chair under this Section is not required to resign from the Committee, and may continue to serve on the Committee through his or her final regular Board meeting.

5. The Governance Chair may be replaced at any time by a vote of the majority of the members of the Committee (with the Governance Chair recused).

6. For the avoidance of doubt, a member of the Committee who is serving on the Board pursuant to a waiver of the Retirement Policy may not serve as Governance Chair but is not required to resign from the Committee.

Lead Independent Trustee

1. The independent trustees have determined that one independent trustee shall be appointed as the “lead” independent trustee (the “Lead Independent Trustee”) to have the duties and responsibilities as set forth in Section 6 below. The Lead Independent Trustee is not an officer of the Funds and, as such, shall not have management authority or responsibility for the day-to-day operations of the Funds.

2. It is understood that: (i) the Lead Independent Trustee shall not be held to a higher standard of care than the other independent trustees as a result of serving in such position; and (ii) the appointment of a Lead Independent Trustee shall in no way be construed to diminish the powers, privileges or responsibilities of the other trustees.

3. The Lead Independent Trustee shall be appointed by the independent trustees from among their number by majority vote of the independent trustees.

4. The fact that an independent trustee may hold another position on the Board, such as chair of a committee of the Board, or shall have been determined to be an “audit committee financial expert,” shall not make him or her ineligible to serve also simultaneously as Lead Independent Trustee, provided, however, that the Governance Chair shall not also serve as Lead Independent Trustee.

5. In the event of the absence or incapacity of the person appointed as the Lead Independent Trustee, the remaining independent trustees may, by majority vote, appoint another independent trustee to assume temporarily the duties of the Lead Independent Trustee in his or her stead.

6. Except to the extent within the express duties of another committee of the Board or the chair thereof or the chair of the Board, the Lead Independent Trustee shall have the following duties and responsibilities: (i) serve as chair of and lead and facilitate discussions at executive sessions of the independent trustees, and serve as chair of Board or committee meetings in the absence of the currently appointed chair; (ii) coordinate with management and the other independent trustees as he or she deems necessary or appropriate in advance of each Board meeting to review and provide input on the content of the agenda(s) for such Board meeting; (iii) review and provide input to management as he or she deems necessary or appropriate regarding whether the agenda objectives are being met; (iv) in the event that communication by independent trustees is required with: (a) a regulator; (b) the media; (c) Fund shareholders; (d) liability insurance carriers; (e) fund ranking or rating organizations; or (f) similar outside parties, act generally as a spokesperson for the independent trustees as appropriate under the circumstances and in consultation with legal counsel to the independent trustees and the other members of the Board, provided that if another independent trustee is deemed to be more qualified or better able to address a particular matter, such other independent trustee shall act as the primary spokesperson in connection with such matter; and (v) perform such other duties as the independent trustees shall from time to time prescribe, not otherwise inconsistent with the provisions hereof.

7. The independent trustees shall review the description of the role of the Lead Independent Trustee from time to time and make or recommend that the Committee make such changes and modifications hereto as a majority of the independent trustees deems necessary or appropriate.

8. The Lead Independent Trustee shall hold such position at the discretion of the independent trustees, a majority of whom may remove or replace the Lead Independent Trustee in their discretion and with or without cause.

APPENDIX A

Procedures and Eligibility Requirements for

Shareholder Submission of Trustee Candidates

A shareholder of a Fund must follow the following procedures in order to submit properly a nominee recommendation for the Committee’s consideration.

A. Any shareholder (a “Nominating Shareholder”) submitting a proposed trustee candidate must continuously own as of record, or beneficially through a financial intermediary, shares of a Fund having a net asset value of not less than $25,000 during the two-year period prior to submitting the trustee candidate. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination. In addition, such securities must continue to be held through the date of the special meeting of shareholders to elect trustees. The Committee will not consider submissions in which the Nominating Shareholder is the trustee candidate.

B. Nominating Shareholders must substantiate compliance with these requirements at the time of submitting their proposed trustee candidate to the attention of the Fund’s Secretary. Notice to the Fund’s Secretary should be provided in accordance with the deadline specified in the relevant Fund’s Bylaws; and include as specified, (i) the Nominating Shareholder’s contact information; (ii) the number of Fund shares which are owned of record and beneficially by the Nominating Shareholder and the length of time which such shares have been so owned by the Nominating Shareholder; (iii) a description of all arrangements and understandings between the Nominating Shareholder and any other person or persons (naming such person or persons) pursuant to which the submission is being made and a description of the relationship, if any, between the Nominating Shareholder and the trustee candidate; (iv) the trustee candidate’s contact information, age, date of birth and the number of Fund shares owned by the trustee candidate; (v) all information regarding the trustee candidate’s qualifications for service on the Board of Trustees as well as any information regarding the trustee candidate that would be required to be disclosed in solicitations of proxies for elections of trustees required by Regulation 14A of the 1934 Act had the trustee candidate been nominated by the Board; (vi) whether the Nominating Shareholder believes the trustee candidate would or would not be an “interested person” of the Fund, as defined in the 1940 Act and a description of the basis for such belief; and (vii) a notarized letter executed by the trustee candidate, stating his or her intention to serve as a nominee and be named in the Fund’s proxy statement, if nominated by the Board of Trustees, and to be named as a trustee if so elected.

C. The Funds do not hold annual or other regular meetings of shareholders for the purpose of electing trustees; therefore, a Fund will accept submissions from Nominating Shareholders on a continuous basis. Proper submissions will be held until such time as the Committee convenes to consider candidates to fill Board vacancies or newly created Board positions or otherwise commences a process to evaluate potential Trustee candidates.

EXHIBIT E

OFFICERS OF THE TRUST

Certain information concerning the Officers of the Trust is set forth below. Information for the Trustees is set forth in the “Proposal” section of the Proxy Statement. The officers are annually elected by the Board of Trustees to serve until his or her successor is duly elected and qualified. The address for each of the individuals listed below is 650 Newport Center Drive, Newport Beach, California 92660.

Officers of the Trust

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†
Joshua D. Ratner (1976)** President	01/2024 to present	Executive Vice President and Head of Americas Fund and Client Operations; Deputy General Counsel, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Ryan G. Leshaw (1980) Chief Legal Officer and Secretary	08/2021 to present	Executive Vice President and Deputy General Counsel, PIMCO. Chief Legal Officer and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp. Formerly, Associate, Willkie Farr & Gallagher LLP.

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†
Keisha Audain-Pressley (1975)** Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Carol K. Chan (1982) Vice President	01/2024 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†
Alyssa M. Creighton (1974) Vice President	01/2024 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Jason R. Duran (1977) Vice President	02/2023 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Michele N. Ellis (1975) Vice President	08/2024 to present	Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO Flexible Real Estate Income Fund and PIMCO-Sponsored Closed-End Funds.

Kenneth W. Lee (1972) Vice President	08/2022 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†
Greg J. Mason (1980)*** Vice President	05/2023 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Colleen P. McLaughlin (1983)*** Vice President	01/2024 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Shiv Narain (1981) Vice President	01/2024 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†
Keith A. Werber (1973) Vice President	05/2022 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO- Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Paul T. Wildermuth (1979) Vice President	01/2024 to present	Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Timothy A. Bekkers (1987) Assistant Secretary	08/2024 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, K&L Gates LLP.

Sonia Bui (1989) Assistant Secretary	08/2024 to present	Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Counsel, Wilshire Advisors LLC.

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†
Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Brandon T. Evans (1982) Deputy Treasurer	01/2024 to present	Senior Vice President, PIMCO. Deputy Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Erik C. Brown (1967)*** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Laine E. Pacetti (1989) Assistant Treasurer	01/2024 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†
Jason R. Stern (1979)** Assistant Treasurer	01/2024 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Chi H. Vu (1983) Assistant Treasurer	01/2024 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Access Income Fund, PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Dynamic Income Strategy Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund, PIMCO Flexible Municipal Income Fund, PIMCO California Flexible Municipal Income Fund and PIMCO Flexible Emerging Markets Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
***	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

EXHIBIT F

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP (“PwC”), 1100 Walnut Street, Suite 1300, Kansas City, Missouri 64106-2197, serves as the independent registered public accounting firm for the Funds. PwC provides audit services, tax assistance and consultation in connection with review of SEC and Internal Revenue Service filings.

PwC audited the financial statements of each series of the Trusts for the fiscal years ended March 31, 2024 and June 30, 2024. At a meeting held on May 10, 2024, the Board of Trustees approved by the vote, cast in person, of all of the Trustees, including all of the Independent Trustees, the selection of PwC to audit the financial statements of each series of the PIMCO Funds for the fiscal year ending March 31, 2025. At a meeting held on August 21, 2024, the Board of Trustees approved by the vote, cast in person, of all of the Trustees, including all of the Independent Trustees, the selection of PwC to audit the financial statements of each series of the PIMCO Equity Series for the fiscal year ending June 30, 2025.

PwC has audited the financial statements of each Fund for its last two fiscal years (as applicable), and has represented that it does not have any direct financial interest or any material indirect financial interest in the Funds. Representatives of PwC are not expected to attend the Meeting but will be available by phone and will have the opportunity to make a statement and respond to appropriate questions from shareholders.

Independent Registered Public Accounting Firm’s Fees

The following table sets forth the aggregate fees billed by PwC for the last two fiscal years for professional services rendered for: (i) the audit of each of the Fund’s annual financial statements included in the Fund’s annual report to shareholders; (ii) assurance and related services that are reasonably related to the performance of the audit of each of the Fund’s financial statements and are not reported under (i), which include advice and education on accounting and auditing issues, and consent letters; (iii) tax compliance, tax advice and tax return preparation, which includes an annual distribution review; and (iv) aggregate non-audit services provided to the Funds, PIMCO and entities that control, are controlled by or under common control with PIMCO that provide ongoing services to the Funds (“Service Affiliates”), which include conducting an annual internal control report. No other services were provided to the Funds during this period.

F-1

PIMCO Funds

Fiscal Year Ended March 31	Audit Fees	Audit-Related Fees(1)	Tax Fees	All Other Fees(2)	Aggregate Non-Audit Services Provided to the Funds and Service Affiliates
2024	$6,143,770	$—	$21,725	$—	$22,631,381
2023	$6,558,623	$—	$23,000	$—	$27,188,560

(1)	There were no “Audit-Related Fees” for the last two fiscal years.
(2)	There were no “All Other Fees” for the last two fiscal years.

PIMCO Equity Series

Fiscal Year Ended June 30	Audit Fees	Audit-Related Fees(1)	Tax Fees	All Other Fees(2)	Aggregate Non-Audit Services Provided to the Funds and Service Affiliates
2024	$778,309	$—	$85,225	$—	$12,125,804
2023	$676,297	$—	$93,875	$—	$37,424,226

(1)	There were no “Audit-Related Fees” for the last two fiscal years.
(2)	There were no “All Other Fees” for the last two fiscal years.

The Audit Committee’s policies and procedures require the pre-approval of all audit and non-audit services provided to the Funds by the Funds’ independent registered public accounting firm. The Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to PIMCO and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Funds. All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table are for services pre-approved by the Audit Committee. During the periods indicated in the table above, no services described under “Audit-Related Fees,” “Tax Fees” or “All Other Fees” were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

The Audit Committee has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Funds’ independent registered public accounting firm to PIMCO and Service Affiliates is compatible with maintaining the independent registered public accounting firm’s independence.

F-2

PF_PES_PROXY_120624

VOTE ONLINE 1. Read the proxy statement. 2. Go to: www.proxyvotenow.com/oef 3. Follow the simple instructions.
PO Box 211230, Eagan, MN 55121-9984

VOTE BY PHONE 1. Read the proxy statement and have the proxy card at hand. 2. Call toll-free: 855-672-4278 3. Follow the simple instructions.

VOTE BY MAIL 1. Read the proxy statement. 2. Check the appropriate box(es) on the reverse side of the proxy card. 3. Sign, date and return the proxy card in the envelope provided.

– – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – –  – – – – – – – – –

PIMCO FUNDS

PIMCO EQUITY SERIES

PROXY IN CONNECTION WITH THE JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD DECEMBER 6, 2024

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES, WHICH UNANIMOUSLY RECOMMENDS THAT

YOU VOTE “FOR” THE PROPOSAL

The undersigned shareholder of one or more of the above Trusts (the “ Trusts”) hereby appoints each of Ryan Leshaw, Timothy Bekkers and Sonia Bui, collectively or individually, as his or her attorney-in-fact and proxy, each with full power of substitution, for the undersigned to: (i) attend the Joint Special Meeting of Shareholders of the Trusts (the “Special Meeting”) to be held at VEA Newport Beach, 900 Newport Center Drive, Newport Beach, California 92660, on December 6, 2024, beginning at 9:00 A.M. Pacific Time, and at any adjournment(s) or postponement(s) thereof; and (ii) cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Special Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned as if personally present at such Special Meeting. The undersigned acknowledges receipt of the Notice of the Special Meeting, and the accompanying Proxy Statement dated October 10, 2024. The undersigned hereby revokes any prior proxy given with respect to the Special Meeting, and ratifies and confirms all that the proxies, or any one of them, may lawfully do. Please refer to the Proxy Statement for a discussion of the Proposal.

CONTROL NUMBER

AUTHORIZED SIGNATURE(S)
This section must be completed for your vote to be counted.

Signature(s) and Title(s), if applicable Sign in the box above

Date

Note: Please sign exactly as your name(s) appear(s) on this proxy card. If signing for estates, trusts, or other fiduciaries, your title or capacity should be stated and where more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title.

100270_PIMCO_OV_0924

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED BELOW AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 6, 2024. The Proxy Statement for this Meeting is available at: https://proxyvotinginfo.com/p/OEF2024

This card represents all your accounts with the same registration and address.

YOUR FUNDS	YOUR FUNDS	YOUR FUNDS
Fund Name 1	Fund Name 2	Fund Name 3
Fund Name 4	Fund Name 5	Fund Name 6

This proxy is solicited on behalf of the Board of Trustees. It will be voted as specified. If no specification is made, this proxy will be voted “FOR” each of the nominees. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on these matters in their sole discretion.

The Board of Trustees recommends that you vote “FOR” each of the nominees.

TO VOTE, MARK BOX(ES) BELOW IN BLUE OR BLACK IN AS FOLLOWS: ☒

PROPOSAL

1.	To elect Trustees of each Fund, each to hold office for the term indicated and until his or her successor shall have been elected and qualified;

			FOR ALL	WITHHOLD	FOR ALL
	(01) Peter G. Strelow	(06) Gary F. Kennedy		ALL	EXCEPT*
	(02) Kimberley G. Stafford	(07) Anne K. Kratky	☐	☐	☐

	(03) Michael J. Berchtold	(08) Steven Lipiner

	(04) Jennifer Holden Dunbar	(09) Peter B. McCarthy

	(05) Kym M. Hubbard	(10) Ronald C. Parker

*Instruction: To withhold authority to vote for any individual nominee(s), mark the FOR ALL EXCEPT box and write the nominee(s) number(s) on the line below.

2.	To transact such other business as may properly come before the Special Meeting or any adjournment(s) or postponement(s) thereof.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

Change of Address – Please print new address below.	Comments – Please print your comments below.

YOUR SIGNATURE ON THIS CARD IS REQUIRED FOR YOUR VOTE TO BE COUNTED. IF YOU ARE NOT VOTING BY TELEPHONE OR

INTERNET, PLEASE BE SURE TO SIGN, DATE, AND RETURN ALL PAGES OF THIS CARD IN THE ENCLOSED ENVELOPE.

100270_PIMCO_OV_0924